Exhibit 99.1

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MORGAN STANLEY                                                  October 7, 2005
Securitized Products Group      [GRAPHIC OMITTED]
                                 Morgan Stanley
-------------------------------------------------------------------------------


                             Collateral Termsheet

                                 $550,902,892
                                 Approximately

                      Morgan Stanley Mortgage Loan Trust
                                Series 2005-6AR
                                    Group 1







-------------------------------------------------------------------------------
This material has been prepared for information purposes to support the promotion or marketing of the transaction or matters addressed herein. It is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading, banking or other non-research personnel. This material was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
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                                    Page 1

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MORGAN STANLEY                                                  October 7, 2005
Securitized Products Group      [GRAPHIC OMITTED]
                                 Morgan Stanley
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                             COLLATERAL STATISTICS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                  DESCRIPTION OF THE TOTAL GROUP 1 COLLATERAL
-------------------------------------------------------------------------------
                              Collateral Summary
-------------------------------------------------------------------------------
Statistics given below are for the Mortgage Loans in the pool as of the Collateral Selection Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).

                                                                Summary Statistics             Range (if applicable)
                                                                ------------------             ---------------------

  Number of Mortgage Loans:                                           1,575

  Aggregate Current Principal Balance:                             $550,902,892                $25,588 - $2,973,263
  Average Current Principal Balance:                                 $349,780
  1st Lien:                                                          100.00%


  Wtd. Avg. Gross Coupon:                                             5.760%                     2.875% - 8.500%


  Wtd. Avg. Original Term (months):                                    360                          360 - 360
  Wtd. Avg. Remaining Term (months):                                   356                          314 - 360


  Fully Amortizing Mortgage Loans:                                   15.93%
  Interest Only Loans:                                               84.07%


  % Adjustable Rate Mortgage Loans                                   61.25%
  % Fixed Rate Mortgage Loans                                        38.75%


   Wtd. Avg. Margin (ARM Loans Only):                                 2.574%                      1.000% - 6.625%

   Wtd. Avg. Maximum Mortgage Rate (ARM Loans Only):                 11.506%                      8.875% - 14.250%

   Wtd. Avg. Minimum Mortgage Rate (ARM Loans Only):                  2.606%                      1.000% - 8.125%

   Wtd. Avg. Initial Periodic Cap (ARM Loans Only):                   3.282%                      1.000% - 6.000%

  Wtd. Avg. Subsequent Periodic Cap (ARM Loans Only):                 1.541%                      1.000% - 6.000%


  Wtd. Avg. Original LTV:                                             73.00%                       7.50% - 100.00%


  Wtd. Avg. Borrower FICO:                                             716                           620 - 814


  Geographic Distribution (Top 5):                            CA              46.63%
                                                              FL              9.39%
                                                              VA              4.25%
                                                              MN              3.88%
                                                              AZ              3.66%


-------------------------------------------------------------------------------
 The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
-------------------------------------------------------------------------------
                                    Page 2

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MORGAN STANLEY                                                  October 7, 2005
Securitized Products Group      [GRAPHIC OMITTED]
                                 Morgan Stanley
-------------------------------------------------------------------------------


     ------------------------------------------------------------------------------------------------------------------
                                                    Product Type
     ------------------------------------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                        NUMBER OF           BALANCE          % OF PRINCIPAL    GROSS
                                         MORTGAGE         AS OF THE           BALANCE AS OF    COUPON             OLTV
     COLLATERAL TYPE                        LOANS      CUT-OFF DATE        THE CUT-OFF DATE      (%)   FICO       (%)
     ------------------------------------------------------------------------------------------------------------------
     1 Month Arms                              1         555,516.56                    0.10     5.625   706      67.47
     1 Month Arms - IO 10 Yrs                 15       9,865,385.85                    1.79     5.383   705      68.80
     1 Year Arms                               8       2,449,328.85                    0.44     5.171   708      79.23
     1 Year Arms - IO 10 Years               167      67,069,931.74                   12.17     5.428   721      79.04
     2 Yr Arms                                17       3,825,331.68                    0.69     6.737   705      78.05
     2 Yr Arms - IO 10 Yrs                    14       3,356,921.18                    0.61     6.621   698      78.37
     2 Yr Arms - IO 2 Yrs                     14       3,505,332.89                    0.64     6.237   711      76.25
     2 Yr Arms - IO 5 Yrs                      9       2,926,769.66                    0.53     7.012   710      74.07
     3 Yr Arms                                49      28,779,271.00                    5.22     4.860   722      63.74
     3 Yr Arms - IO 10 Yrs                    12       3,660,880.43                    0.66     5.784   716      78.99
     3 Yr Arms - IO 3 Yrs                     47      17,942,490.74                    3.26     5.629   730      75.43
     3 Yr Arms - IO 5 Yrs                      2         271,532.00                    0.05     8.003   689      76.10
     5 Yr Arms                                46      10,976,919.96                    1.99     6.080   698      74.56
     5 Yr Arms - IO 10 Yrs                   214      55,085,003.54                   10.00     6.244   714      77.33
     5 Yr Arms - IO 5 Yrs                    145      46,608,930.81                    8.46     5.996   709      75.39
     6 Month Arms                              7       2,626,316.33                    0.48     5.882   747      76.38
     6 Month Arms - IO 10 Years              233      75,213,385.36                   13.65     5.090   715      77.75
     6 Month Arms - IO 5 Years                 3       1,536,000.00                    0.28     5.637   684      74.26
     6 Month Arms - IO 6 Months                2       1,164,500.00                    0.21     5.947   722      67.60
     Fixed 30                                119      38,571,806.59                    7.00     5.802   731      61.05
     Fixed 30 - 10 Years                     438     171,024,015.10                   31.04     6.041   715      70.11
     Fixed 30 - 5 Years                       13       3,887,322.12                    0.71     6.399   696      72.50
     ------------------------------------------------------------------------------------------------------------------
     Total:                                1,575     550,902,892.39                  100.00     5.760   716      73.00
     ------------------------------------------------------------------------------------------------------------------



      ----------------------------------------------------------------------------------------------------------------
                                                      Index Type
      ----------------------------------------------------------------------------------------------------------------
                                                                 PRINCIPAL
                                      NUMBER OF                    BALANCE    % OF PRINCIPAL     GROSS
                                       MORTGAGE                  AS OF THE     BALANCE AS OF    COUPON          OLTV
      INDEX TYPE                          LOANS               CUT-OFF DATE  THE CUT-OFF DATE       (%)    FICO   (%)
      ----------------------------------------------------------------------------------------------------------------
      Fixed Rate                           570              213,483,143.81             38.75     6.004     718  68.52
      Treasury - 1 Year                     38               27,091,490.07              4.92     4.744     725  65.01
      Libor - 1 Month                       16               10,420,902.41              1.89     5.396     705  68.72
      Libor - 6 Month                      584              167,552,238.60             30.41     5.725     713  77.05
      Libor - 1 Year                       367              132,355,117.50             24.03     5.649     716  77.07
      ----------------------------------------------------------------------------------------------------------------
      Total:                             1,575              550,902,892.39            100.00     5.760     716  73.00
      ----------------------------------------------------------------------------------------------------------------



     -----------------------------------------------------------------------------------------------------------------
                                                   Current Balance
     -----------------------------------------------------------------------------------------------------------------
                                                        PRINCIPAL
     RANGE OF PRINCIPAL              NUMBER OF            BALANCE        % OF PRINCIPAL      GROSS
     BALANCES AS OF THE               MORTGAGE          AS OF THE         BALANCE AS OF     COUPON
     CUT-OFF DATE ($)                    LOANS       CUT-OFF DATE      THE CUT-OFF DATE        (%)    FICO   OLTV (%)
     -----------------------------------------------------------------------------------------------------------------
     0.01 - 100,000.00                     69        5,404,528.84                  0.98      6.444     709      76.34
     100,000.01 - 200,000.00              407       61,906,224.24                 11.24      6.109     712      77.35
     200,000.01 - 300,000.00              320       79,742,670.48                 14.47      5.744     714      74.75
     300,000.01 - 400,000.00              279       97,227,616.44                 17.65      5.649     715      74.22
     400,000.01 - 500,000.00              200       89,963,418.27                 16.33      5.737     720      73.60
     500,000.01 - 600,000.00              124       68,025,302.88                 12.35      5.730     722      73.78
     600,000.01 - 700,000.00               72       46,124,030.50                  8.37      5.506     723      71.54
     700,000.01 - 800,000.00               34       25,396,515.58                  4.61      5.912     709      71.63
     800,000.01 - 900,000.00               17       14,468,368.52                  2.63      6.022     719      70.14
     900,000.01 - 1,000,000.00             30       29,143,900.43                  5.29      5.940     701      69.12
     1,000,000.01 - 1,500,000.00           17       21,292,928.04                  3.87      5.625     705      62.09
     1,500,000.01 >=                        6       12,207,388.17                  2.22      5.162     731      59.61
     -----------------------------------------------------------------------------------------------------------------
     Total:                             1,575      550,902,892.39                100.00      5.760     716      73.00
     -----------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
-------------------------------------------------------------------------------
                                    Page 3

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MORGAN STANLEY                                                  October 7, 2005
Securitized Products Group      [GRAPHIC OMITTED]
                                 Morgan Stanley
-------------------------------------------------------------------------------


     ------------------------------------------------------------------------------------------------------------------
                                            Remaining Term to Maturity
     ------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                                  NUMBER OF            BALANCE     % OF PRINCIPAL        GROSS
     RANGE OF MONTHS               MORTGAGE          AS OF THE      BALANCE AS OF        COUPON
     REMAINING                        LOANS       CUT-OFF DATE   THE CUT-OFF DATE         (%)     FICO       OLTV (%)
     ------------------------------------------------------------------------------------------------------------------
     241 - 360                       1,575      550,902,892.39             100.00         5.760    716        73.00
     ------------------------------------------------------------------------------------------------------------------
     Total                           1,575      550,902,892.39             100.00         5.760    716        73.00
     ------------------------------------------------------------------------------------------------------------------


     ------------------------------------------------------------------------------------------------------------------
                                               Original Term to Maturity
     ------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                                  NUMBER OF            BALANCE     % OF PRINCIPAL        GROSS
     RANGE OF MONTHS AT            MORTGAGE          AS OF THE      BALANCE AS OF        COUPON
     ORIGINATION                      LOANS       CUT-OFF DATE   THE CUT-OFF DATE         (%)     FICO       OLTV (%)
     ------------------------------------------------------------------------------------------------------------------
     241 - 360                       1,575      550,902,892.39             100.00         5.760    716        73.00
     ------------------------------------------------------------------------------------------------------------------
     Total                           1,575      550,902,892.39             100.00         5.760    716        73.00
     ------------------------------------------------------------------------------------------------------------------



     ------------------------------------------------------------------------------------------------------------------
                                                     Mortgage Rate
     ------------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL
                           NUMBER OF              BALANCE      % OF PRINCIPAL     GROSS
     RANGE OF CURRENT       MORTGAGE            AS OF THE       BALANCE AS OF    COUPON
     MORTGAGE RATES (%)        LOANS         CUT-OFF DATE    THE CUT-OFF DATE       (%)    FICO    OLTV (%)
     ------------------------------------------------------------------------------------------------------------------
     2.501 - 3.000               1             328,000.00               0.06       2.875    722      80.00
     3.001 - 3.500               4           1,236,817.50               0.22       3.329    734      79.81
     3.501 - 4.000              37          12,407,300.78               2.25       3.841    715      76.20
     4.001 - 4.500              55          19,073,738.81               3.46       4.341    726      75.38
     4.501 - 5.000             105          46,693,953.13               8.48       4.870    724      70.33
     5.001 - 5.500             352         129,464,544.56              23.50       5.325    728      69.56
     5.501 - 6.000             371         152,531,992.43              27.69       5.827    713      72.55
     6.001 - 6.500             405         129,919,491.02              23.58       6.304    709      75.48
     6.501 - 7.000             167          40,809,936.71               7.41       6.803    702      76.41
     7.001 - 7.500              58          15,026,625.97               2.73       7.219    709      77.51
     7.501 - 8.000              13           1,789,931.25               0.32       7.772    705      79.32
     8.001 - 8.500               7           1,620,560.23               0.29       8.160    686      75.44
     ------------------------------------------------------------------------------------------------------------------
     Total:                  1,575         550,902,892.39             100.00       5.760    716      73.00
     ------------------------------------------------------------------------------------------------------------------



     ------------------------------------------------------------------------------------------------------------------
                                              Original Loan-to-Value Ratios
     ------------------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL
                                       NUMBER OF              BALANCE       % OF PRINCIPAL     GROSS
     RANGE OF ORIGINAL LOAN-            MORTGAGE            AS OF THE        BALANCE AS OF    COUPON
     TO-VALUE RATIOS (%)                   LOANS         CUT-OFF DATE     THE CUT-OFF DATE       (%)    FICO  OLTV (%)
     ------------------------------------------------------------------------------------------------------------------
     <= 30.00                                10         2,681,801.43                 0.49       5.539    762     25.32
     30.01 - 35.00                            4         1,238,836.88                 0.22       5.486    721     33.19
     35.01 - 40.00                           13         5,724,692.17                 1.04       5.330    752     37.90
     40.01 - 45.00                           15         5,296,074.83                 0.96       5.610    733     42.77
     45.01 - 50.00                           32        13,982,853.31                 2.54       5.591    740     48.18
     50.01 - 55.00                           29        12,878,560.11                 2.34       5.572    705     52.39
     55.01 - 60.00                           78        41,876,806.93                 7.60       5.476    718     58.21
     60.01 - 65.00                          112        52,857,168.92                 9.59       5.710    714     63.72
     65.01 - 70.00                           96        35,556,658.18                 6.45       5.953    707     69.13
     70.01 - 75.00                          141        57,719,958.43                10.48       5.847    712     74.02
     75.01 - 80.00                          963       303,666,160.09                55.12       5.774    716     79.70
     80.01 - 85.00                           13         3,400,540.24                 0.62       6.013    697     83.99
     85.01 - 90.00                           42         8,639,876.65                 1.57       6.449    713     89.80
     90.01 - 95.00                           20         4,056,826.36                 0.74       5.869    697     94.35
     95.01 - 100.00                           7         1,326,077.86                 0.24       5.963    749    100.00
     ------------------------------------------------------------------------------------------------------------------
     Total:                               1,575       550,902,892.39               100.00       5.760    716     73.00
     ------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
-------------------------------------------------------------------------------
                                    Page 4

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  October 7, 2005
Securitized Products Group      [GRAPHIC OMITTED]
                                 Morgan Stanley
-------------------------------------------------------------------------------


       --------------------------------------------------------------------------------------------------------------
                                                 FICO Score at Origination
       --------------------------------------------------------------------------------------------------------------
                                                           PRINCIPAL
                                     NUMBER OF               BALANCE       % OF PRINCIPAL      GROSS
                                      MORTGAGE             AS OF THE        BALANCE AS OF     COUPON            OLTV
       RANGE OF FICO SCORES              LOANS          CUT-OFF DATE     THE CUT-OFF DATE        (%)    FICO     (%)
       --------------------------------------------------------------------------------------------------------------
       601 - 625                            18          6,322,466.73                 1.15      6.271    623    76.34
       626 - 650                            84         27,054,963.79                 4.91      5.953    640    71.83
       651 - 675                           217         71,499,542.02                12.98      5.938    665    73.87
       676 - 700                           327        112,441,193.61                20.41      5.875    689    73.71
       701 - 725                           306        113,413,241.16                20.59      5.662    713    73.92
       726 - 750                           265         90,195,200.43                16.37      5.699    738    72.95
       751 - 775                           195         67,777,741.55                12.30      5.681    763    73.24
       776 - 800                           133         53,520,869.61                 9.72      5.509    786    68.61
       801 - 825                            30          8,677,673.49                 1.58      5.951    807    71.67
       --------------------------------------------------------------------------------------------------------------
       Total:                            1,575        550,902,892.39               100.00      5.760    716    73.00
       --------------------------------------------------------------------------------------------------------------



       --------------------------------------------------------------------------------------------------------------
                                              Geographic Distribution
       --------------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL
                                       NUMBER OF              BALANCE       % OF PRINCIPAL      GROSS
                                        MORTGAGE            AS OF THE        BALANCE AS OF     COUPON           OLTV
       STATE                               LOANS         CUT-OFF DATE     THE CUT-OFF DATE        (%)    FICO    (%)
       --------------------------------------------------------------------------------------------------------------
       California                            549       256,904,543.82                46.63      5.651    720   70.14
       Florida                               164        51,719,614.11                 9.39      6.001    713   73.18
       Virginia                               69        23,429,412.28                 4.25      5.539    711   76.68
       Minnesota                             104        21,397,811.71                 3.88      6.531    709   78.45
       Arizona                                72        20,182,015.06                 3.66      5.821    717   75.87
       Washington                             57        15,550,832.74                 2.82      5.749    721   75.73
       New York                               37        14,563,325.70                 2.64      6.111    726   74.40
       Nevada                                 47        14,393,896.36                 2.61      5.934    715   75.94
       New Jersey                             42        12,803,076.08                 2.32      5.382    708   77.51
       Illinois                               39        12,050,857.83                 2.19      5.805    703   75.68
       Other                                 395       107,907,506.70                19.59      5.762    712   75.50
       --------------------------------------------------------------------------------------------------------------
       Total:                              1,575       550,902,892.39               100.00      5.760    716   73.00
       --------------------------------------------------------------------------------------------------------------



       --------------------------------------------------------------------------------------------------------------
                                                   Occupancy Status
       --------------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL
                                       NUMBER OF              BALANCE       % OF PRINCIPAL      GROSS
                                        MORTGAGE            AS OF THE        BALANCE AS OF     COUPON           OLTV
       OCCUPANCY STATUS*                   LOANS         CUT-OFF DATE     THE CUT-OFF DATE        (%)    FICO    (%)
       --------------------------------------------------------------------------------------------------------------
       Primary                            1,249        465,877,519.01               84.57       5.672    715   73.02
       Investment                           274         66,521,549.34               12.08       6.264    723   72.46
       Second Home                           52         18,503,824.04                3.36       6.177    709   74.56
       --------------------------------------------------------------------------------------------------------------
      Total:                              1,575        550,902,892.39              100.00       5.760    716   73.00
       --------------------------------------------------------------------------------------------------------------



       --------------------------------------------------------------------------------------------------------------
                                                  Documentation Type
       --------------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL
                                       NUMBER OF              BALANCE       % OF PRINCIPAL      GROSS
                                        MORTGAGE            AS OF THE        BALANCE AS OF     COUPON           OLTV
       OCCUPANCY STATUS*                   LOANS         CUT-OFF DATE     THE CUT-OFF DATE        (%)    FICO    (%)
       --------------------------------------------------------------------------------------------------------------
       Limited                              733        264,168,550.23               47.95       5.827     715   76.08
       Full/Alt                             480        155,169,922.08               28.17       5.537     715   75.03
       No Documentation                     222         82,444,473.45               14.97       5.784     728   59.79
       No Ratio                             127         44,111,011.06                8.01       6.057     700   72.12
       Stated Documentation                  13          5,008,935.57                0.91       6.177     740   73.10
       --------------------------------------------------------------------------------------------------------------
       Total:                             1,575        550,902,892.39              100.00       5.760     716   73.00
       --------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
-------------------------------------------------------------------------------
                                    Page 5

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  October 7, 2005
Securitized Products Group      [GRAPHIC OMITTED]
                                 Morgan Stanley
-------------------------------------------------------------------------------


       --------------------------------------------------------------------------------------------------------------
                                                    Loan Purpose
       --------------------------------------------------------------------------------------------------------------
                                                      PRINCIPAL
                                  NUMBER OF             BALANCE          % OF PRINCIPAL      GROSS
                                   MORTGAGE           AS OF THE           BALANCE AS OF      COUPON            OLTV
       PURPOSE                        LOANS        CUT-OFF DATE        THE CUT-OFF DATE       (%)       FICO   (%)
       --------------------------------------------------------------------------------------------------------------
       Purchase                         905      294,993,684.10                   53.55       5.792      722  77.36
       Refinance - Cashout              446      172,467,129.99                   31.31       5.781      706  67.49
       Refinance - Rate Term            224       83,442,078.30                   15.15       5.606      715  68.96
       --------------------------------------------------------------------------------------------------------------
       Total:                         1,575      550,902,892.39                  100.00       5.760      716  73.00
       --------------------------------------------------------------------------------------------------------------



       --------------------------------------------------------------------------------------------------------------
                                                    Property Type
       --------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                                   NUMBER OF           BALANCE        % OF PRINCIPAL            GROSS
                                    MORTGAGE         AS OF THE         BALANCE AS OF           COUPON           OLTV
       PROPERTY TYPE                   LOANS      CUT-OFF DATE      THE CUT-OFF DATE              (%)   FICO    (%)
       --------------------------------------------------------------------------------------------------------------
       Single Family Residence         1,005    355,986,333.53                64.62             5.720    715    72.60
       Planned Unit Development          302    115,018,273.69                20.88             5.736    713    73.22
       2-4 Family                        121     39,843,816.00                 7.23             6.251    723    72.79
       Condominium                       144     39,007,935.33                 7.08             5.691    726    76.15
       Townhouse                           2        748,310.49                 0.14             5.908    727    82.81
       Condo - High Rise >8 floors         1        298,223.35                 0.05             6.750    742    59.80
       --------------------------------------------------------------------------------------------------------------
       Total:                          1,575    550,902,892.39               100.00             5.760    716    73.00
       --------------------------------------------------------------------------------------------------------------



       --------------------------------------------------------------------------------------------------------------
                                            Prepayment Charge Term
       --------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
       PREPAYMENT CHARGE           NUMBER OF           BALANCE          % OF PRINCIPAL      GROSS
       TERM AT ORIGINATION          MORTGAGE         AS OF THE           BALANCE AS OF     COUPON            OLTV
       (MOS.)                          LOANS      CUT-OFF DATE        THE CUT-OFF DATE        (%)    FICO    (%)
       --------------------------------------------------------------------------------------------------------------
       0                                 663    242,303,733.17                   43.98       5.534    716    74.67
       4                                   3      1,190,000.00                    0.22       5.634    735    70.50
       6                                   6      2,617,500.00                    0.48       6.265    724    68.61
       7                                   3      1,232,896.78                    0.22       5.390    716    64.85
       12                                 28      7,451,167.76                    1.35       6.151    706    77.17
       21                                  1        339,999.66                    0.06       6.250    697    80.00
       24                                 40     11,217,745.26                    2.04       6.536    704    75.51
       36                                586    185,009,878.74                   33.58       5.971    715    73.04
       60                                245     99,539,971.02                   18.07       5.797    721    68.51
       --------------------------------------------------------------------------------------------------------------
       Total:                          1,575    550,902,892.39                  100.00       5.760    716    73.00
       --------------------------------------------------------------------------------------------------------------



       --------------------------------------------------------------------------------------------------------------
                                                Conforming Balance
       --------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
                                   NUMBER OF           BALANCE             % OF PRINCIPAL      GROSS
                                    MORTGAGE         AS OF THE              BALANCE AS OF      COUPON           OLTV
       CONFORMING BALANCE              LOANS      CUT-OFF DATE           THE CUT-OFF DATE         (%)   FICO    (%)
       --------------------------------------------------------------------------------------------------------------
       Non-Conforming Balance            569    331,775,053.49                      60.22       5.703    717    71.43
       --------------------------------------------------------------------------------------------------------------
       Conforming Balance              1,006    219,127,838.90                      39.78       5.847    715    75.38
       --------------------------------------------------------------------------------------------------------------
       Total:                          1,575    550,902,892.39                     100.00       5.760    716    73.00
       --------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
-------------------------------------------------------------------------------
                                    Page 6

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  October 7, 2005
Securitized Products Group      [GRAPHIC OMITTED]
                                 Morgan Stanley
-------------------------------------------------------------------------------


      ---------------------------------------------------------------------------------------------------------------
                                    Maximum Mortgage Rates of the Adjustable-Rate Loans
      ---------------------------------------------------------------------------------------------------------------
                                                           PRINCIPAL
                                     NUMBER OF               BALANCE       % OF PRINCIPAL     GROSS
      RANGE OF MAXIMUM                MORTGAGE             AS OF THE        BALANCE AS OF     COUPON            OLTV
      MORTGAGE RATES (%)                 LOANS          CUT-OFF DATE     THE CUT-OFF DATE        (%)   FICO     (%)
      ---------------------------------------------------------------------------------------------------------------
      8.501 - 9.000                          1            328,000.00                0.10       2.875    722    80.00
      9.001 - 9.500                          4          1,236,817.50                0.37       3.329    734    79.81
      9.501 - 10.000                        38         12,994,200.78                3.85       3.893    717    76.37
      10.001 - 10.500                       73         25,785,655.83                7.64       4.635    723    74.17
      10.501 - 11.000                      117         49,255,860.77               14.60       4.998    721    71.75
      11.001 - 11.500                      248         83,112,292.04               24.63       5.481    718    75.85
      11.501 - 12.000                      284         89,846,263.99               26.63       5.836    710    76.46
      12.001 - 12.500                      169         53,833,252.23               15.95       6.398    717    78.46
      12.501 - 13.000                       48         13,342,472.86                3.95       6.746    694    79.20
      13.001 - 13.500                       14          5,161,721.62                1.53       7.094    701    73.25
      13.501 - 14.000                        5          1,177,810.96                0.35       7.110    696    79.10
      14.001 - 14.500                        4          1,345,400.00                0.40       8.151    687    73.41
      ---------------------------------------------------------------------------------------------------------------
      Total:                             1,005        337,419,748.58              100.00       5.606    715    75.83
      ---------------------------------------------------------------------------------------------------------------



                                     Minimum Mortgage Rates of the Adjustable-Rate Loans
      ---------------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL
                                       NUMBER OF              BALANCE      % OF PRINCIPAL     GROSS
      RANGE OF MINIMUM                  MORTGAGE            AS OF THE       BALANCE AS OF     COUPON            OLTV
      MORTGAGE RATES (%)                   LOANS         CUT-OFF DATE    THE CUT-OFF DATE        (%)    FICO     (%)
      ---------------------------------------------------------------------------------------------------------------
       0.501 - 1.000                           1           173,600.00                0.05       5.625    700   80.00
       1.501 - 2.000                          16         4,720,137.50                1.40       3.914    723   79.10
       2.001 - 2.500                         653       220,346,201.91               65.30       5.669    716   76.31
       2.501 - 3.000                         187        70,808,308.17               20.99       5.377    719   72.80
       3.001 - 3.500                          85        25,223,334.18                7.48       5.527    694   78.72
       3.501 - 4.000                          17         4,939,706.11                1.46       5.930    720   79.81
       4.001 - 4.500                           3         1,536,200.00                0.46       6.961    702   70.94
       4.501 - 5.000                          23         5,409,378.09                1.60       6.369    726   75.06
       5.001 - 5.500                           5         1,031,407.26                0.31       6.306    683   79.08
       5.501 - 6.000                           4           844,199.98                0.25       6.050    696   80.00
       6.001 - 6.500                           2           498,319.66                0.15       6.485    647   76.80
       6.501 - 7.000                           5         1,243,015.72                0.37       6.937    660   80.00
       7.001 - 7.500                           2           231,940.00                0.07       7.371    728   69.66
       7.501 - 8.000                           1           230,800.00                0.07       8.000    806   80.00
       8.001 - 8.500                           1           183,200.00                0.05       8.125    673   80.00
       --------------------------------------------------------------------------------------------------------------
       Total:                              1,005       337,419,748.58              100.00       5.606    715   75.83
       --------------------------------------------------------------------------------------------------------------



                                 Gross Margins of the Adjustable-Rate Loans
      ---------------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL
                                       NUMBER OF              BALANCE      % OF PRINCIPAL     GROSS
      RANGE OF GROSS                    MORTGAGE            AS OF THE       BALANCE AS OF     COUPON            OLTV
      MARGINS (%)                          LOANS         CUT-OFF DATE    THE CUT-OFF DATE        (%)    FICO     (%)
      ---------------------------------------------------------------------------------------------------------------
       0.501 - 1.000                           3           621,520.00                 0.18      5.548    706   80.00
       1.501 - 2.000                          16         4,720,137.50                 1.40      3.914    723   79.10
       2.001 - 2.500                         657       221,574,692.12                65.67      5.667    716   76.33
       2.501 - 3.000                         187        71,127,248.17                21.08      5.401    720   72.69
       3.001 - 3.500                          86        25,286,683.97                 7.49      5.549    692   79.23
       3.501 - 4.000                          17         5,018,906.09                 1.49      5.942    716   79.82
       4.001 - 4.500                           5         1,651,240.00                 0.49      6.742    730   69.43
       4.501 - 5.000                          23         4,947,131.35                 1.47      6.509    720   74.60
       5.001 - 5.500                           8         1,981,052.62                 0.59      6.459    672   78.72
       5.501 - 6.000                           1           100,000.00                 0.03      6.990    668   80.00
       6.001 - 6.500                           1           179,600.00                 0.05      7.125    667   80.00
       6.501 - 7.000                           1           211,536.76                 0.06      7.625    632   80.00
      ---------------------------------------------------------------------------------------------------------------
       Total:                              1,005       337,419,748.58               100.00      5.606    715   75.83
      ---------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
-------------------------------------------------------------------------------
                                    Page 7

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  October 7, 2005
Securitized Products Group      [GRAPHIC OMITTED]
                                 Morgan Stanley
-------------------------------------------------------------------------------


                                Months to Next Adjustment Date of the Adjustable-Rate Loans
      ----------------------------------------------------------------------------------------------------------------
                                                           PRINCIPAL
                                         NUMBER OF           BALANCE        % OF PRINCIPAL      GROSS
      MONTHS TO NEXT                      MORTGAGE         AS OF THE         BALANCE AS OF     COUPON           OLTV
      ADJUSTMENT                             LOANS      CUT-OFF DATE      THE CUT-OFF DATE       (%)    FICO     (%)
      ----------------------------------------------------------------------------------------------------------------
      0 - 5                                   256      90,616,869.74                 26.86      5.115    712    75.99
      6 - 11                                  191      76,374,066.98                 22.63      5.433    720    78.38
      12 - 17                                  18       6,321,830.97                  1.87      5.756    713    71.94
      18 - 23                                  45      11,026,850.72                  3.27      6.619    710    75.48
      24 - 29                                  24      17,206,426.31                  5.10      4.784    718    64.78
      30 - 35                                  66      23,202,849.55                  6.88      5.660    734    74.24
      42 - 47                                  10       2,291,854.07                  0.68      5.919    735    80.63
      48 - 53                                   9       2,245,137.72                  0.67      5.533    683    76.52
      54 - 59                                 386     108,133,862.52                 32.05      6.142    710    76.16
      ----------------------------------------------------------------------------------------------------------------
      Total:                                1,005     337,419,748.58                100.00      5.606    715    75.83
      ----------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------
                                     Initial Periodic Cap of the Adjustable-Rate Loans
     -----------------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL
                                       NUMBER OF              BALANCE      % OF PRINCIPAL      GROSS
     INITIAL PERIODIC                   MORTGAGE            AS OF THE       BALANCE AS OF      COUPON             OLTV
     CAP (%)                               LOANS         CUT-OFF DATE    THE CUT-OFF DATE         (%)   FICO       (%)
     -----------------------------------------------------------------------------------------------------------------
     Uncapped                                  1           224,000.00                0.07       4.000    680    80.00
     0.501 - 1.000                           247        86,621,558.78               25.67       5.193    713    76.47
     1.001 - 2.000                           237       104,140,959.39               30.86       5.328    722    75.28
     2.001 - 3.000                            52        12,415,139.32                3.68       6.651    706    75.81
     3.001 - 4.000                             2           513,550.00                0.15       5.688    710    87.79
     4.001 - 5.000                           136        28,393,825.41                8.41       6.338    711    77.82
     5.001 - 6.000                           330       105,110,715.68               31.15       5.904    712    75.26
     -----------------------------------------------------------------------------------------------------------------
     Total:                                1,005       337,419,748.58              100.00       5.606    715    75.83
     -----------------------------------------------------------------------------------------------------------------



     -----------------------------------------------------------------------------------------------------------------
                                         Periodic Cap of the Adjustable-Rate Loans
     -----------------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL
                                       NUMBER OF              BALANCE      % OF PRINCIPAL      GROSS
     PERIODIC                           MORTGAGE            AS OF THE       BALANCE AS OF      COUPON             OLTV
     CAP (%)                               LOANS         CUT-OFF DATE    THE CUT-OFF DATE         (%)   FICO       (%)
     -----------------------------------------------------------------------------------------------------------------
     Uncapped                                 1            224,000.00                0.07       4.000   680     80.00
     0.501 - 1.000                          535        156,007,100.43               46.24       5.663   713     77.19
     1.001 - 2.000                          467        180,917,639.48               53.62       5.559   717     74.65
     5.001 - 6.000                            2            271,008.67                0.08       5.250   707     80.00
     -----------------------------------------------------------------------------------------------------------------
     Total:                               1,005        337,419,748.58              100.00       5.606   715     75.83
     -----------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
-------------------------------------------------------------------------------
                                    Page 8

-------------------------------------------------------------------------------
MORGAN STANLEY                                                  October 7, 2005
Securitized Products Group      [GRAPHIC OMITTED]
                                 Morgan Stanley
-------------------------------------------------------------------------------


This material was prepared by sales, trading, banking or other non-research personnel of one of the following: Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Limited and/or Morgan Stanley Dean Witter Asia Limited (together with their affiliates, hereinafter "Morgan Stanley"). This material was not produced by a Morgan
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This material has been prepared for information purposes only and is not a
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This material may not be sold or redistributed without the prior written consent of Morgan Stanley. (C) 2005 Morgan Stanley



-------------------------------------------------------------------------------
(c) 2005 Morgan Stanley
-------------------------------------------------------------------------------
                                    Page 3

MSM 2005-6AR                                                     MORGAN STANLEY
                                                                    251 records
Groups 2 - 6 and 2                                         Balance: 115,321,577
===============================================================================

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Mortgage Rates (%)                    Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
4.001 - 4.500                             1        406,003.60        0.35       4.250            0       88.70
4.501 - 5.000                            27     12,726,955.09       11.04       4.896          717       74.75
5.001 - 5.500                            81     39,477,829.79       34.23       5.339          728       70.99
5.501 - 6.000                           116     49,261,670.20       42.72       5.809          725       74.28
6.001 - 6.500                            23     10,086,694.90        8.75       6.260          713       76.47
6.501 - 7.000                             2      1,963,515.94        1.70       6.836          669       76.71
7.001 - 7.500                             1      1,398,907.86        1.21       7.250          630       70.00
---------------------------------------------------------------------------------------------------------------
Total:                                  251    115,321,577.38      100.00       5.616          722       73.44
---------------------------------------------------------------------------------------------------------------
Minimum: 4.250%
Maximum: 7.250%
Weighted Average: 5.616%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Net Coupon (%)                        Loans               ($)         (%)         (%)         FICO     LTV (%)
----------------------------------------------------------------------------------------------------------------
3.501 - 4.000                             1        406,003.60        0.35       4.250            0       88.70
4.001 - 4.500                            12      5,505,749.30        4.77       4.814          732       74.88
4.501 - 5.000                            61     31,233,169.61       27.08       5.196          718       71.37
5.001 - 5.500                           130     55,834,381.74       48.42       5.680          730       73.47
5.501 - 6.000                            42     17,716,573.94       15.36       6.110          716       76.62
6.001 - 6.500                             3      2,554,791.33        2.22       6.626          701       70.66
6.501 - 7.000                             2      2,070,907.86        1.80       7.169          641       73.24
----------------------------------------------------------------------------------------------------------------
Total:                                  251    115,321,577.38      100.00       5.616          722       73.44
----------------------------------------------------------------------------------------------------------------
Minimum: 4.000%
Maximum: 6.875%
Weighted Average: 5.273%
----------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or
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-------------------------------------------------------------------------------
Oct 6, 2005 12:23                                                  Page 1 OF 9

MSM 2005-6AR                                                     MORGAN STANLEY
                                                                    251 records
Groups 2 - 6 and 2                                         Balance: 115,321,577
===============================================================================

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
Current Mortgage Loan              Mortgage     of Collateral     Balance      Coupon      Average     Subject
Principal Balance ($)                 Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                         7        591,125.64        0.51       5.639          704       74.51
100,000.01 - 200,000.00                  26      3,714,214.93        3.22       5.623          708       72.95
200,000.01 - 300,000.00                  32      8,288,549.78        7.19       5.679          711       77.97
300,000.01 - 400,000.00                  29      9,962,868.03        8.64       5.489          712       74.35
400,000.01 - 500,000.00                  65     29,239,262.65       25.35       5.584          730       76.13
500,000.01 - 600,000.00                  40     21,568,371.41       18.70       5.645          733       76.45
600,000.01 - 700,000.00                  23     15,130,737.51       13.12       5.599          718       70.31
700,000.01 - 800,000.00                  10      7,448,750.00        6.46       5.664          735       74.97
800,000.01 - 900,000.00                   5      4,325,178.49        3.75       5.223          671       67.87
900,000.01 - 1,000,000.00                11     10,865,543.79        9.42       5.567          735       64.63
1,000,000.01 - 1,500,000.00               3      4,186,975.15        3.63       6.381          694       65.40
---------------------------------------------------------------------------------------------------------------
Total:                                  251     115,321,577.38     100.00       5.616          722       73.44
---------------------------------------------------------------------------------------------------------------
Minimum: 54,063.34
Maximum: 1,496,551.35
Average: 459,448.52
Total:  115,321,577.38
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
FICO                               Mortgage     of Collateral     Balance      Coupon      Average     Subject
Score                                 Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
Not Available                             3      1,373,057.20        1.19       4.642            0       82.57
600 & below                               2      1,205,553.02        1.05       5.081          590       73.21
601 - 625                                 5      2,555,587.50        2.22       5.590          613       70.18
626 - 650                                10      4,802,624.44        4.16       6.043          635       73.66
651 - 675                                24      9,117,287.60        7.91       5.791          667       76.52
676 - 700                                33     13,137,679.05       11.39       5.673          689       73.92
701 - 725                                56     25,167,054.35       21.82       5.661          711       73.08
726 - 750                                49     23,425,392.99       20.31       5.594          738       74.37
751 - 775                                41     21,765,665.80       18.87       5.556          763       70.26
776 - 800                                26     11,867,746.34       10.29       5.517          788       74.37
801 - 825                                 2        903,929.09        0.78       5.170          805       80.00
---------------------------------------------------------------------------------------------------------------
Total:                                  251    115,321,577.38      100.00       5.616          722       73.44
---------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 585
Maximum: 810
Non-Zero Weighted Average:
722
---------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement
Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan
Ltd. We recommend that such investors obtain the advice of their Morgan
Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE UK SECURITIES AND  FUTURES AUTHORITY
-------------------------------------------------------------------------------
Oct 6, 2005 12:23                                                  Page 2 OF 9

MSM 2005-6AR                                                     MORGAN STANLEY
                                                                    251 records
Groups 2 - 6 and 2                                         Balance: 115,321,577
===============================================================================

---------------------------------------------------------------------------------------------------------------

                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Documentation Level                   Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
Limited                                 140     67,612,088.12       58.63       5.569          729       74.38
Full/Alt                                 76     32,264,729.82       27.98       5.576          706       72.03
No Documentation                         19      6,538,943.00        5.67       6.020          715       70.04
No Ratio                                  8      4,934,416.94        4.28       6.116          714       74.95
Stated Documentation                      5      2,847,599.50        2.47       5.557          743       69.28
Lite                                      3      1,123,800.00        0.97       5.233          791       81.23
---------------------------------------------------------------------------------------------------------------
Total:                                  251    115,321,577.38      100.00       5.616          722       73.44
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
Original                           Mortgage     of Collateral     Balance      Coupon      Average     Subject
Loan-to-Value Ratio (%)               Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
<= 30.00                                  1        155,000.00        0.13       5.125          788       26.50
30.01 - 35.00                             2        534,955.68        0.46       5.586          745       32.93
35.01 - 40.00                             2      1,700,000.00        1.47       5.596          730       36.59
45.01 - 50.00                             2        161,063.34        0.14       5.625          712       48.10
50.01 - 55.00                             8      6,635,800.09        5.75       5.388          741       53.54
55.01 - 60.00                             5      1,655,301.62        1.44       5.811          707       57.70
60.01 - 65.00                            22     11,352,189.73        9.84       5.507          731       63.68
65.01 - 70.00                            20     13,093,987.97       11.35       5.711          703       68.60
70.01 - 75.00                            42     21,893,504.95       18.98       5.647          719       74.60
75.01 - 80.00                           139     55,529,204.28       48.15       5.636          724       79.81
80.01 - 85.00                             2        388,017.52        0.34       6.213          732       85.00
85.01 - 90.00                             4      1,448,552.20        1.26       5.460          700       89.64
95.01 - 100.00                            2        774,000.00        0.67       5.078          745      100.00
---------------------------------------------------------------------------------------------------------------
Total:                                  251    115,321,577.38      100.00       5.616          722       73.44
---------------------------------------------------------------------------------------------------------------
Minimum: 26.50%
Maximum: 100.00%
Weighted Average by Current
Balance: 73.44%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
Coverage on Loans with Original    Mortgage     of Collateral     Balance      Coupon      Average     Subject
Loan-to-Value Ratio above 80%         Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
Y                                         6      1,836,569.72       70.35       5.619          709       88.66
Yes-Pledged Assets                        2        774,000.00       29.65       5.078          745      100.00
---------------------------------------------------------------------------------------------------------------
Total:                                    8      2,610,569.72      100.00       5.459          721       92.02
---------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement
Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan
Ltd. We recommend that such investors obtain the advice of their Morgan
Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE UK SECURITIES AND  FUTURES AUTHORITY
-------------------------------------------------------------------------------
Oct 6, 2005 12:23                                                  Page 3 OF 9

MSM 2005-6AR                                                     MORGAN STANLEY
                                                                    251 records
Groups 2 - 6 and 2                                         Balance: 115,321,577
===============================================================================

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
Geographic                               of           Balance     Current     Average     Weighted    Original
Distribution                       Mortgage     of Collateral     Balance      Coupon      Average     Subject
By Balance                            Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
California                              139     71,003,835.29       61.57       5.563          726       73.26
Illinois                                 10      4,488,709.83        3.89       6.035          732       77.28
New Jersey                               10      4,390,767.04        3.81       5.603          693       71.41
Arizona                                   8      4,233,810.00        3.67       5.673          739       62.98
Virginia                                 10      4,196,012.58        3.64       5.525          734       80.01
Massachusetts                             5      3,250,907.86        2.82       6.389          709       68.35
Florida                                   8      3,072,269.52        2.66       5.918          709       77.54
Washington                                7      2,495,399.81        2.16       5.652          742       79.22
New York                                  5      2,428,830.08        2.11       5.560          710       77.48
North Carolina                            3      2,369,515.94        2.05       6.273          700       74.10
Other                                    46     13,391,519.43       11.61       5.405          706       73.37
---------------------------------------------------------------------------------------------------------------
Total:                                  251    115,321,577.38      100.00       5.616          722       73.44
---------------------------------------------------------------------------------------------------------------
Number of States
Represented: 25
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Purpose                               Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
Purchase                                147     66,195,306.44       57.40       5.642          727       77.00
Refinance - Cashout                      63     30,376,705.10       26.34       5.682          708       68.54
Refinance - Rate Term                    41     18,749,565.84       16.26       5.421          731       68.80
---------------------------------------------------------------------------------------------------------------
Total:                                  251    115,321,577.38      100.00       5.616          722       73.44
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Property Type                         Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
Single Family Residence                 173     79,133,209.89       68.62       5.640          718       74.04
Planned Unit Development                 56     27,051,937.17       23.46       5.539          729       73.61
Condominium                              12      4,805,405.36        4.17       5.592          740       67.35
2-4 Family                                9      3,846,224.96        3.34       5.732          737       66.72
Co-op                                     1        484,800.00        0.42       5.375          791       80.00
---------------------------------------------------------------------------------------------------------------
Total:                                  251    115,321,577.38      100.00       5.616          722       73.44
---------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement
Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan
Ltd. We recommend that such investors obtain the advice of their Morgan
Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE UK SECURITIES AND  FUTURES AUTHORITY
-------------------------------------------------------------------------------
Oct 6, 2005 12:23                                                   Page 4 OF 9

MSM 2005-6AR                                                     MORGAN STANLEY
                                                                    251 records
Groups 2 - 6 and 2                                         Balance: 115,321,577
===============================================================================

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Occupancy                             Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
Primary                                 231    103,651,338.88       89.88       5.574          722       74.14
Second Home                               7      5,969,259.21        5.18       5.850          729       65.64
Investment                               13      5,700,979.29        4.94       6.141          729       68.80
---------------------------------------------------------------------------------------------------------------
Total:                                  251    115,321,577.38      100.00       5.616          722       73.44
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
Remaining Term                     Mortgage     of Collateral     Balance      Coupon      Average     Subject
to Stated Maturity                    Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
313 - 315                                 1        392,454.70        0.34       5.250          585       79.92
337 - 339                                 1        137,968.76        0.12       5.000          655       62.73
343 - 345                                 2        624,325.18        0.54       4.731          793       80.00
346 - 348                                 2        925,098.32        0.80       5.030          608       71.18
349 - 351                                12      3,845,005.94        3.33       5.647          686       78.98
352 - 354                                39      9,160,714.85        7.94       5.557          714       80.01
355 - 357                               129     64,460,685.90       55.90       5.517          725       72.47
358 - 360                                65     35,775,323.73       31.02       5.845          729       72.82
---------------------------------------------------------------------------------------------------------------
Total:                                  251    115,321,577.38      100.00       5.616          722       73.44
---------------------------------------------------------------------------------------------------------------
Minimum: 315
Maximum: 360
Weighted Average: 356
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Product Type                          Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
3 Yr Arms                                36     18,018,890.41       15.62       5.670          705       71.46
3 Yr Arms - IO 10 Yrs                    37     16,837,339.90       14.60       5.409          723       73.90
3 Yr Arms - IO 3 Yrs                    176     80,258,397.07       69.60       5.649          726       73.77
3 Yr Arms - IO 5 Yrs                      2        206,950.00        0.18       4.963          754       80.00
--------------------------------------------------------------------------------------------------------------

Total:                                  251    115,321,577.38      100.00       5.616          722       73.44
--------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement
Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan
Ltd. We recommend that such investors obtain the advice of their Morgan
Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE UK SECURITIES AND  FUTURES AUTHORITY
-------------------------------------------------------------------------------
Oct 6, 2005 12:23                                                   Page 5 OF 9

MSM 2005-6AR                                                     MORGAN STANLEY
                                                                    251 records
Groups 2 - 6 and 2                                         Balance: 115,321,577
===============================================================================

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Index Type                            Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
Treasury - 1 Year                         7      2,800,812.46        2.43       4.890          600       76.91
Libor - 6 Month                          17      7,415,346.83        6.43       5.614          696       77.34
Libor - 1 Year                          227    105,105,418.09       91.14       5.636          726       73.07
---------------------------------------------------------------------------------------------------------------
Total:                                  251    115,321,577.38      100.00       5.616          722       73.44
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Gross Margin (%)                      Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
1.501 - 2.000                             6      2,798,659.81        2.43       5.261          706        76.18
2.001 - 2.500                           239    109,806,338.59       95.22       5.644          724        73.27
2.501 - 3.000                             6      2,716,578.98        2.36       4.855          596        77.41
---------------------------------------------------------------------------------------------------------------
Total:                                  251    115,321,577.38      100.00       5.616          722        73.44
---------------------------------------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 2.750%
Weighted Average: 2.256%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Initial Period Cap (%)                Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
1.501 - 2.000                            67     37,752,204.73       32.74       5.342          731       70.59
2.501 - 3.000                            25     12,199,174.45       10.58       5.330          736       71.73
4.501 - 5.000                             8      2,859,265.45        2.48       5.378          694       80.00
5.501 - 6.000                           151     62,510,932.75       54.21       5.849          716       75.19
---------------------------------------------------------------------------------------------------------------
Total:                                  251    115,321,577.38      100.00       5.616          722       73.44
---------------------------------------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 6.000%
Weighted Average: 4.348%
---------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement
Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan
Ltd. We recommend that such investors obtain the advice of their Morgan
Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE UK SECURITIES AND  FUTURES AUTHORITY
-------------------------------------------------------------------------------
Oct 6, 2005 12:23                                                   Page 6 OF 9

MSM 2005-6AR                                                     MORGAN STANLEY
                                                                    251 records
Groups 2 - 6 and 2                                         Balance: 115,321,577
===============================================================================

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Periodic Cap (%)                      Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
0.501 - 1.000                             6      1,875,265.45        1.63       5.330          703       80.00
1.501 - 2.000                           245    113,446,311.93       98.37       5.621          723       73.33
---------------------------------------------------------------------------------------------------------------
Total:                                  251    115,321,577.38      100.00       5.616          722       73.44
---------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 2.000%
Weighted Average:
1.984%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Lifetime Rate Cap (%)                 Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
5.000                                     1        244,627.00        0.21       6.000          705       80.00
5.875                                     1        764,000.00        0.66       5.875          734       80.00
6.000                                   249    114,312,950.38       99.13       5.614          722       73.38
---------------------------------------------------------------------------------------------------------------
Total:                                  251    115,321,577.38      100.00       5.616          722       73.44
---------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.997%


---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Maximum Mortgage Rate (%)             Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
10.001 - 11.000                          30     13,770,040.39       11.94       4.907          713       75.41
11.001 - 12.000                         195     88,102,418.29       76.40       5.601          727       72.76
12.001 - 13.000                          25     12,050,210.84       10.45       6.354          706       76.51
13.001 - 14.000                           1      1,398,907.86        1.21       7.250          630       70.00
---------------------------------------------------------------------------------------------------------------
Total:                                  251    115,321,577.38      100.00       5.616          722       73.44
---------------------------------------------------------------------------------------------------------------
Minimum: 10.250%
Maximum: 13.250%
Weighted Average:  11.612%
---------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement
Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan
Ltd. We recommend that such investors obtain the advice of their Morgan
Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE UK SECURITIES AND  FUTURES AUTHORITY
-------------------------------------------------------------------------------
Oct 6, 2005 12:23                                                   Page 7 OF 9

MSM 2005-6AR                                                     MORGAN STANLEY
                                                                    251 records
Groups 2 - 6 and 2                                         Balance: 115,321,577
===============================================================================

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Month to Next Rate Adjustment         Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
0 - 5                                     1        392,454.70        0.34       5.250          585       79.92
12 - 17                                   1        137,968.76        0.12       5.000          655       62.73
18 - 23                                   4      1,549,423.50        1.34       4.910          625       74.74
24 - 29                                  43     11,228,720.64        9.74       5.487          706       79.87
30 - 35                                 201    101,415,009.78       87.94       5.643          726       72.75
36 - 41                                   1        598,000.00        0.52       5.750          738       65.00
---------------------------------------------------------------------------------------------------------------
Total:                                  251    115,321,577.38      100.00       5.616          722       73.44
---------------------------------------------------------------------------------------------------------------
Minimum: 3
Maximum: 36
Weighted Average: 32
--------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Interest Only                         Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
N                                        36     18,018,890.41       15.62       5.670          705       71.46
Y                                       215     97,302,686.97       84.38       5.606          725       73.80
---------------------------------------------------------------------------------------------------------------
Total:                                  251    115,321,577.38      100.00       5.616          722       73.44
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Prepayment Penalty Flag               Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
N                                       244    111,558,051.99       96.74       5.620          722       73.63
Y                                         7      3,763,525.39        3.26       5.502          724       67.65
---------------------------------------------------------------------------------------------------------------
Total:                                  251    115,321,577.38      100.00       5.616          722       73.44
---------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement
Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan
Ltd. We recommend that such investors obtain the advice of their Morgan
Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE UK SECURITIES AND  FUTURES AUTHORITY
-------------------------------------------------------------------------------
Oct 6, 2005 12:23                                                   Page 8 OF 9

MSM 2005-6AR                                                     MORGAN STANLEY
                                                                    251 records
Groups 2 - 6 and 2                                         Balance: 115,321,577
===============================================================================


---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Prepayment Penalty Term               Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
0                                       244    111,558,051.99       96.74       5.620          722       73.63
7                                         1        524,525.39        0.45       6.500          753       53.85
12                                        2      1,270,000.00        1.10       5.676          702       67.46
33                                        3      1,679,000.00        1.46       4.951          751       70.11
36                                        1        290,000.00        0.25       6.125          614       79.23
---------------------------------------------------------------------------------------------------------------
Total:                                  251    115,321,577.38      100.00       5.616          722       73.44
---------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement
Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan
Ltd. We recommend that such investors obtain the advice of their Morgan
Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE UK SECURITIES AND  FUTURES AUTHORITY
-------------------------------------------------------------------------------
Oct 6, 2005 12:23                                                   Page 9 OF 9

MSM 2005-6AR                                                    MORGAN STANLEY
                                                                   269 records
Groups 2 - 6 and 3                                         Balance 132,598,699
==============================================================================

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
  Mortgage Rates (%)                  Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
  4.501 - 5.000                          12      5,905,654.87        4.45       4.935          740       75.45
  5.001 - 5.500                          31     12,442,755.80        9.38       5.380          714       71.34
  5.501 - 6.000                         107     56,433,353.76       42.56       5.821          702       69.34
  6.001 - 6.500                          93     45,955,321.04       34.66       6.327          692       73.35
  6.501 - 7.000                          21     10,204,815.75        7.70       6.724          678       78.12
  7.001 - 7.500                           5      1,656,797.29        1.25       7.348          676       78.20
---------------------------------------------------------------------------------------------------------------
  Total:                                269    132,598,698.51      100.00       6.004          699       71.97
---------------------------------------------------------------------------------------------------------------
  Minimum: 4.750%
  Maximum: 7.500%
  Weighted Average:  6.004%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
  Net Coupon (%)                      Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
  4.001 - 4.500                           5      2,232,465.28        1.68       4.827          749       79.28
  4.501 - 5.000                          20      8,045,230.00        6.07       5.112          733       72.60
  5.001 - 5.500                          85     43,193,246.11       32.57       5.696          707       68.55
  5.501 - 6.000                         104     53,126,669.77       40.07       6.131          694       72.09
  6.001 - 6.500                          48     23,824,290.06       17.97       6.575          685       76.29
  6.501 - 7.000                           5      1,824,250.00        1.38       7.220          681       80.14
  7.001 - 7.500                           2        352,547.29        0.27       7.500          623       80.00
 --------------------------------------------------------------------------------------------------------------
  Total:                                269    132,598,698.51      100.00       6.004          699       71.97
---------------------------------------------------------------------------------------------------------------
  Minimum: 4.500%
  Maximum: 7.125%
  Weighted Average: 5.681%
---------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement
Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE UK SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Oct 6, 2005 12:23                                                   Page 1 of 9

MSM 2005-6AR                                                    MORGAN STANLEY
                                                                   269 records
Groups 2 - 6 and 3                                         Balance 132,598,699
==============================================================================

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
  Current Mortgage Loan            Mortgage     of Collateral     Balance      Coupon      Average     Subject
  Principal Balance ($)               Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
  0.01 - 100,000.00                       8        649,443.37        0.49       6.160          709       82.96
  100,000.01 - 200,000.00                45      6,834,336.53        5.15       5.995          680       74.04
  200,000.01 - 300,000.00                27      6,763,892.00        5.10       5.957          687       78.77
  300,000.01 - 400,000.00                25      8,831,626.35        6.66       5.990          691       75.89
  400,000.01 - 500,000.00                57     26,224,613.08       19.78       6.107          714       75.68
  500,000.01 - 600,000.00                39     21,390,793.28       16.13       6.034          707       74.43
  600,000.01 - 700,000.00                28     18,090,652.71       13.64       6.009          692       72.51
  700,000.01 - 800,000.00                 6      4,497,610.56        3.39       5.927          701       76.55
  800,000.01 - 900,000.00                 8      6,855,493.61        5.17       5.514          722       65.73
  900,000.01 - 1,000,000.00               9      8,721,420.30        6.58       5.866          685       74.17
  1,000,000.01 - 1,500,000.00            13     16,980,586.88       12.81       5.996          690       59.17
  1,500,000.01 >=                         4      6,758,229.84        5.10       6.306          698       65.93
---------------------------------------------------------------------------------------------------------------
  Total:                                269    132,598,698.51      100.00       6.004          699       71.97
---------------------------------------------------------------------------------------------------------------
  Minimum: 65,686.66
  Maximum: 1,962,479.84
  Average: 492,931.96
  Total:   132,598,698.51
---------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
   FICO                            Mortgage     of Collateral     Balance      Coupon      Average     Subject
   Score                              Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
   Not Available                          1        693,000.00        0.52       5.875            0       70.00
   600 & below                            3        549,939.76        0.41       6.879          600       75.37
   601 - 625                              8      2,783,024.12        2.10       6.265          620       78.67
   626 - 650                             34     16,909,323.28       12.75       6.222          639       72.90
   651 - 675                             60     28,480,634.74       21.48       6.128          665       72.19
   676 - 700                             47     25,602,533.11       19.31       5.957          689       72.75
   701 - 725                             37     19,112,580.71       14.41       5.969          715       71.31
   726 - 750                             37     17,413,404.41       13.13       5.798          739       69.50
   751 - 775                             23     11,134,200.09        8.40       5.896          762       73.55
   776 - 800                             17      8,920,058.29        6.73       5.813          785       68.55
   801 - 825                              2      1,000,000.00        0.75       6.038          811       80.00
 --------------------------------------------------------------------------------------------------------------
   Total:                               269    132,598,698.51      100.00       6.004          699       71.97
 --------------------------------------------------------------------------------------------------------------
   Non-Zero Minimum: 600
   Maximum: 814
   Non-Zero Weighted Average: 699
 --------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement
Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE UK SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Oct 6, 2005 12:23                                                   Page 2 of 9

MSM 2005-6AR                                                    MORGAN STANLEY
                                                                   269 records
Groups 2 - 6 and 3                                         Balance 132,598,699
==============================================================================

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
  Documentation Level                 Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
  Limited                               115     59,134,864.75       44.60       6.012          699       73.65
  Full/Alt                               66     25,885,963.71       19.52       5.897          686       76.48
  No Documentation                       38     22,249,033.62       16.78       6.081          723       65.14
  No Ratio                               25     15,426,172.09       11.63       6.089          693       70.30
  Stated Documentation                   20      8,455,129.23        6.38       6.050          684       70.73
  Lite                                    5      1,447,535.11        1.09       5.242          745       53.00
---------------------------------------------------------------------------------------------------------------
  Total:                                269    132,598,698.51      100.00       6.004          699       71.97
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
  Original                         Mortgage     of Collateral     Balance      Coupon      Average     Subject
  Loan-to-Value Ratio (%)             Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
  <= 30.00                                3        549,065.00        0.41       5.454          727       25.76
  30.01 - 35.00                           2      1,649,470.11        1.24       5.618          760       34.74
  35.01 - 40.00                           1        550,000.00        0.41       5.875          789       39.43
  40.01 - 45.00                           1        488,998.39        0.37       5.875          736       40.83
  45.01 - 50.00                           4      3,457,707.87        2.61       5.821          693       47.46
  50.01 - 55.00                           7      3,933,940.72        2.97       5.826          712       52.10
  55.01 - 60.00                          12     11,026,016.59        8.32       6.034          707       58.43
  60.01 - 65.00                          22     15,904,906.09       11.99       5.902          696       64.40
  65.01 - 70.00                          21     12,438,405.05        9.38       6.024          676       69.00
  70.01 - 75.00                          35     19,317,519.61       14.57       6.083          698       74.08
  75.01 - 80.00                         142     58,268,231.75       43.94       6.019          699       79.71
  85.01 - 90.00                          14      3,837,876.28        2.89       6.354          722       89.97
  90.01 - 95.00                           4        696,633.38        0.53       5.937          686       94.97
  95.01 - 100.00                          1        479,927.67        0.36       5.500          743      100.00
---------------------------------------------------------------------------------------------------------------
  Total:                                269    132,598,698.51      100.00       6.004          699       71.97
---------------------------------------------------------------------------------------------------------------
  Minimum: 23.53%
  Maximum: 100.00%
  Weighted Average by Current Balance:  71.97%
---------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
Coverage on Loans with Original    Mortgage     of Collateral     Balance      Coupon      Average     Subject
Loan-to-Value Ratios above 80%        Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
  N                                       2        829,027.67       16.53       5.553          734       97.89
  Y                                      17      4,185,409.66       83.47       6.345          716       90.38
---------------------------------------------------------------------------------------------------------------
  Total:                                 19      5,014,437.33      100.00       6.214          719       91.62
---------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement
Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE UK SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Oct 6, 2005 12:23                                                   Page 3 of 9

MSM 2005-6AR                                                    MORGAN STANLEY
                                                                   269 records
Groups 2 - 6 and 3                                         Balance 132,598,699
==============================================================================

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
  Geographic                             of           Balance     Current     Average     Weighted    Original
  Distribution                     Mortgage     of Collateral     Balance      Coupon      Average     Subject
  by Balance                          Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
  Florida                                64     32,036,585.69       24.16       6.130          690       72.66
  California                             49     30,755,991.37       23.19       6.000          705       70.31
  Virginia                               27     11,862,413.90        8.95       5.917          703       75.64
  Maryland                               18      8,581,656.44        6.47       5.964          693       75.25
  New York                               15      6,489,567.13        4.89       5.814          714       69.40
  New Jersey                             10      4,804,238.52        3.62       5.933          736       69.09
  Colorado                                8      4,639,500.28        3.50       6.271          686       65.31
  North Carolina                          7      4,339,104.92        3.27       5.761          706       60.25
  Arizona                                 8      3,532,579.04        2.66       6.190          686       76.99
  South Carolina                          3      2,708,550.00        2.04       6.332          699       60.55
  Other                                  60     22,848,511.22       17.23       5.888          696       75.61
---------------------------------------------------------------------------------------------------------------
  Total:                                269    132,598,698.51      100.00       6.004          699       71.97
---------------------------------------------------------------------------------------------------------------
  Number of States Represented: 33
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
  Purpose                             Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
  Purchase                              155     72,035,310.95       54.33       6.065          703       76.08
  Refinance - Cashout                    91     51,408,809.05       38.77       5.967          693       67.00
  Refinance - Rate Term                  23      9,154,578.51        6.90       5.731          702       67.63
---------------------------------------------------------------------------------------------------------------
  Total:                                269    132,598,698.51      100.00       6.004          699       71.97
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
  Property Type                       Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
  Single Family Residence               140     68,687,145.68       51.80       5.977          702       71.87
  Planned Unit Development               71     38,784,058.70       29.25       5.985          691       71.47
  Condominium                            31     14,979,445.97       11.30       6.092          685       74.16
  2-4 Family                             22      9,102,824.57        6.86       6.142          739       71.26
  Co-op                                   5      1,045,223.59        0.79       6.056          706       72.42
---------------------------------------------------------------------------------------------------------------
  Total:                                269    132,598,698.51      100.00       6.004          699       71.97
---------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement
Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE UK SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Oct 6, 2005 12:23                                                  Page 4 of 9

MSM 2005-6AR                                                    MORGAN STANLEY
                                                                   269 records
Groups 2 - 6 and 3                                         Balance 132,598,699
==============================================================================

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
  Occupancy                           Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
  Primary                               211    108,349,569.45       81.71       5.988          694       71.61
  Investment                             39     15,284,419.66       11.53       6.209          726       73.90
  Second Home                            19      8,964,709.40        6.76       5.854          715       73.11
---------------------------------------------------------------------------------------------------------------
  Total:                                269    132,598,698.51      100.00       6.004          699       71.97
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
  Remaining Term                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
  to Stated Maturity                  Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
  337 - 339                               1        274,991.30        0.21       6.500          650       79.71
  340 - 342                               2        158,319.10        0.12       5.460          709       85.83
  343 - 345                               4        744,037.91        0.56       4.933          707       81.19
  346 - 348                               1        182,366.38        0.14       6.500          719       80.00
  349 - 351                               2        717,899.98        0.54       5.671          771       83.15
  352 - 354                              18      6,787,323.55        5.12       5.751          704       74.70
  355 - 357                             168     86,931,315.67       65.56       6.006          701       71.78
  358 - 360                              73     36,802,444.62       27.75       6.071          693       71.37
---------------------------------------------------------------------------------------------------------------
  Total:                                269    132,598,698.51      100.00       6.004          699       71.97
---------------------------------------------------------------------------------------------------------------
  Minimum: 338
  Maximum: 359
  Weighted Average: 357
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
  Product Type                        Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
  5 Yr Arms                              32     12,961,725.75        9.78       5.811          716       71.86
  5 Yr Arms - IO 10 Yrs                  72     41,432,175.60       31.25       6.114          707       71.36
  5 Yr Arms - IO 5 Yrs                  165     78,204,797.16       58.98       5.978          693       72.32
---------------------------------------------------------------------------------------------------------------
  Total:                                269    132,598,698.51      100.00       6.004          699       71.97
---------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement
Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE UK SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Oct 6, 2005 12:23                                                   Page 5 of 9

MSM 2005-6AR                                                    MORGAN STANLEY
                                                                   269 records
Groups 2 - 6 and 3                                         Balance 132,598,699
==============================================================================

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
  Index Type                          Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
  Libor - 6 Month                       119     54,336,691.27       40.98       6.082          693       70.79
  Libor - 1 Year                        150     78,262,007.24       59.02       5.950          704       72.79
---------------------------------------------------------------------------------------------------------------
  Total:                                269    132,598,698.51      100.00       6.004          699       71.97
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
  Open Margin ($)                     Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
  1.501 - 2.000                           9      2,248,447.98        1.70       5.259          730       60.10
  2.001 - 2.500                         256    129,604,310.77       97.74       6.012          699       72.15
  2.501 - 3.000                           3        549,939.76        0.41       6.879          600       75.37
  3.501 - 4.000                           1        196,000.00        0.15       7.000          636       80.00
---------------------------------------------------------------------------------------------------------------
  Total:                                269    132,598,698.51      100.00       6.004          699       71.97
---------------------------------------------------------------------------------------------------------------
  Minimum: 2.000%
  Maximum: 3.750%
  Weighted Average: 2.251%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
  Initial Periodic Cap (%)            Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
  1.501 - 2.000                           1        214,588.34        0.16       4.875          650       79.99
  4.501 - 5.000                         129     62,881,098.55       47.42       5.887          704       72.67
  5.501 - 6.000                         139     69,503,011.62       52.42       6.114          695       71.32
---------------------------------------------------------------------------------------------------------------
  Total:                                269    132,598,698.51      100.00       6.004          699       71.97
---------------------------------------------------------------------------------------------------------------
  Minimum: 2.000%
  Maximum: 6.000%
  Weighted Average: 5.519%
---------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement
Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE UK SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Oct 6, 2005 12:23                                                   Page 6 of 9

MSM 2005-6AR                                                    MORGAN STANLEY
                                                                   269 records
Groups 2 - 6 and 3                                         Balance 132,598,699
==============================================================================

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
  Periodic Cap (%)                    Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
  0.501 - 1.000                          64     26,540,211.37       20.02       6.078          677       71.42
  1.501 - 2.000                         205    106,058,487.14       79.98       5.986          705       72.11
---------------------------------------------------------------------------------------------------------------
  Total:                                269    132,598,698.51      100.00       6.004          699       71.97
---------------------------------------------------------------------------------------------------------------
  Minimum: 1.000%
  Maximum: 2.000%
  Weighted Average:  1.800%
---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
  Lifetime Rate Cap (%)               Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
  5.000                                 130     63,095,686.89       47.58       5.884          704       72.70
  6.000                                 139     69,503,011.62       52.42       6.114          695       71.32
---------------------------------------------------------------------------------------------------------------
  Total:                                269    132,598,698.51      100.00       6.004          699       71.97
---------------------------------------------------------------------------------------------------------------
  Minimum: 5.000%
  Maximum: 6.000%
  Weighted Average: 5.524%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
  Maximum Mortgage Rates (%)          Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
  9.001 - 10.000                          8      5,310,518.64        4.00       4.933          742       74.77
  10.001 - 11.000                        74     37,438,947.54       28.23       5.710          706       69.68
  11.001 - 12.000                       118     52,617,655.19       39.68       6.011          699       73.00
  12.001 - 13.000                        66     35,930,779.85       27.10       6.411          688       72.24
  13.001 - 14.000                         3      1,300,797.29        0.98       7.352          685       77.71
---------------------------------------------------------------------------------------------------------------
  Total:                                269    132,598,698.51      100.00       6.004          699       71.97
---------------------------------------------------------------------------------------------------------------
  Minimum: 9.750%
  Maximum: 13.500%
  Weighted Average:  11.528%
---------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement
Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE UK SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Oct 6, 2005 12:23                                                   Page 7 of 9

MSM 2005-6AR                                                    MORGAN STANLEY
                                                                   269 records
Groups 2 - 6 and 3                                         Balance 132,598,699
==============================================================================

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
 Months to Next Rate Adjustment       Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
 36 - 41                                  2        367,623.74        0.28       6.343          670       82.30
 42 - 47                                  6        992,090.95        0.75       5.217          707       80.89
 48 - 53                                 10      3,896,542.53        2.94       5.476          748       79.19
 54 - 59                                251    127,342,441.29       96.04       6.026          698       71.65
---------------------------------------------------------------------------------------------------------------
 Total:                                 269    132,598,698.51      100.00       6.004          699       71.97
---------------------------------------------------------------------------------------------------------------
 Minimum: 38
 Maximum: 59
 Weighted Average: 57
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
  Interest Only                       Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
  N                                      32     12,961,725.75        9.78       5.811          716       71.86
  Y                                     237    119,636,972.76       90.22       6.025          698       71.99
---------------------------------------------------------------------------------------------------------------
  Total:                                269    132,598,698.51      100.00       6.004          699       71.97
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
  Prepayment Penalty Flag             Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
  N                                     250    128,192,359.02       96.68       5.984          701       71.79
  Y                                      19      4,406,339.49        3.32       6.588          667       77.44
---------------------------------------------------------------------------------------------------------------
  Total:                                269    132,598,698.51      100.00       6.004          699       71.97
---------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement
Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE UK SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Oct 6, 2005 12:23                                                   Page 8 of 9

MSM 2005-6AR                                                    MORGAN STANLEY
                                                                   269 records
Groups 2 - 6 and 3                                         Balance 132,598,699
==============================================================================

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
  Prepayment Penalty Term             Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
  0                                     250    128,192,359.02       96.68       5.984          701       71.79
  5                                       1        650,000.00        0.49       6.375          672       79.75
  6                                       3        507,163.73        0.38       6.141          753       82.83
  7                                       2      1,148,750.00        0.87       7.074          690       70.95
  12                                      2        231,300.00        0.17       6.375          682       85.33
  24                                      1        139,000.00        0.10       5.875          653       89.10
  36                                      9      1,537,983.29        1.16       6.586          628       78.23
  60                                      1        192,142.47        0.14       6.375          600       70.00
---------------------------------------------------------------------------------------------------------------
  Total:                                269    132,598,698.51      100.00       6.004          699       71.97
---------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement
Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE UK SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Oct 6, 2005 12:23                                                  Page 9 of 9

MSM 2005-6AR                                                     MORGAN STANLEY
                                                                     79 records
Groups 2 - 6 and 4                                           Balance 37,371,566
===============================================================================


---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Mortgage Rates (%)                    Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
4.501 - 5.000                             3      1,963,790.87        5.25       5.000          735       76.65
5.001 - 5.500                            37     17,719,004.19       47.41       5.415          739       66.59
5.501 - 6.000                            27     11,742,063.04       31.42       5.774          736       70.45
6.001 - 6.500                             9      3,758,974.47       10.06       6.326          709       75.28
6.501 - 7.000                             3      2,187,732.99        5.85       6.879          699       71.62
---------------------------------------------------------------------------------------------------------------
Total:                                   79     37,371,565.56      100.00       5.683          732       69.50
---------------------------------------------------------------------------------------------------------------
Minimum:  5.000%
Maximum:  7.000%
Weighted Average:  5.683%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Net Coupon (%)                        Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
4.501 - 5.000                            12      5,057,804.58       13.53       5.122          748       68.52
5.001 - 5.500                            43     21,421,019.96       57.32       5.531          735       67.06
5.501 - 6.000                            18      7,200,890.22       19.27       6.001          734       75.94
6.001 - 6.500                             5      2,396,850.80        6.41       6.563          673       73.72
6.501 - 7.000                             1      1,295,000.00        3.47       7.000          726       70.00
---------------------------------------------------------------------------------------------------------------
Total:                                   79     37,371,565.56      100.00       5.683          732       69.50
---------------------------------------------------------------------------------------------------------------
Minimum:  4.750%
Maximum:  6.625%
Weighted Average: 5.409%
---------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Oct 6, 2005 12:23                                                   Page 1 of 8

MSM 2005-6AR                                                     MORGAN STANLEY
                                                                     79 records
Groups 2 - 6 and 4                                           Balance 37,371,566
===============================================================================


---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
Current Mortgage Loan              Mortgage     of Collateral     Balance      Coupon      Average     Subject
Principal Balance ($)                 Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                         3        250,920.00        0.67       5.485          753       66.58
100,000.01 - 200,000.00                  13      2,033,961.95        5.44       5.614          736       66.85
200,000.01 - 300,000.00                   5      1,224,204.45        3.28       5.609          712       67.37
300,000.01 - 400,000.00                  10      3,552,190.33        9.51       5.903          732       71.91
400,000.01 - 500,000.00                  14      6,333,157.40       16.95       5.732          744       74.65
500,000.01 - 600,000.00                  14      7,717,755.91       20.65       5.571          728       71.84
600,000.01 - 700,000.00                   7      4,630,705.39       12.39       5.535          718       71.84
700,000.01 - 800,000.00                   3      2,257,499.52        6.04       5.703          759       64.39
800,000.01 - 900,000.00                   5      4,139,904.10       11.08       5.672          727       63.22
900,000.01 - 1,000,000.00                 4      3,936,266.51       10.53       5.438          733       63.28
1,000,000.01 - 1,500,000.00               1      1,295,000.00        3.47       7.000          726       70.00
---------------------------------------------------------------------------------------------------------------
Total:                                   79     37,371,565.56      100.00       5.683          732       69.50
---------------------------------------------------------------------------------------------------------------
Minimum:  67,000.00
Maximum:  1,295,000.00
Average:  473,057.79
Total:    37,371,565.56
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
FICO                               Mortgage     of Collateral     Balance      Coupon      Average     Subject
Score                                 Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
601 - 625                                 1        323,977.16        0.87       5.750          612       56.52
626 - 650                                 2      1,223,032.99        3.27       6.071          645       74.46
651 - 675                                 7      2,543,672.31        6.81       5.784          669       75.32
676 - 700                                 9      4,376,540.33       11.71       5.886          684       68.36
701 - 725                                16      8,047,187.06       21.53       5.544          715       71.57
726 - 750                                17      8,762,828.49       23.45       5.832          736       70.61
751 - 775                                11      4,537,654.90       12.14       5.569          764       70.88
776 - 800                                10      4,791,533.54       12.82       5.429          788       68.84
801 - 825                                 6      2,765,138.78        7.40       5.648          808       54.62
---------------------------------------------------------------------------------------------------------------
Total:                                   79     37,371,565.56      100.00       5.683          732       69.50
---------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 612
Maximum:  811
Non-Zero Weighted Average: 732
---------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Oct 6, 2005 12:23                                                   Page 2 of 8

MSM 2005-6AR                                                     MORGAN STANLEY
                                                                     79 records
Groups 2 - 6 and 4                                           Balance 37,371,566
===============================================================================

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Documentation Level                   Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
Limited                                  42     21,896,801.51       58.59       5.693          732       69.27
Full/Alt                                 19      8,069,408.31       21.59       5.466          724       68.80
Lite                                      9      2,909,234.58        7.78       5.526          762       66.70
Stated Documentation                      5      2,725,014.89        7.29       5.955          744       73.16
No Ratio                                  3      1,652,650.00        4.42       6.441          704       77.56
No Documentation                          1        118,456.27        0.32       5.750          748       32.00
---------------------------------------------------------------------------------------------------------------
Total:                                   79     37,371,565.56      100.00       5.683          732       69.50
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
Original                           Mortgage     of Collateral     Balance      Coupon      Average     Subject
Loan-to-Value Ratio (%)               Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
<= 30.00                                  2        896,690.45        2.40       5.513          806       17.90
30.01 - 35.00                             1        118,456.27        0.32       5.750          748       32.00
35.01 - 40.00                             2      1,277,500.00        3.42       5.425          723       38.07
45.01 - 50.00                             4      1,722,852.25        4.61       5.502          742       48.25
50.01 - 55.00                             1        174,263.90        0.47       5.750          750       50.72
55.01 - 60.00                             7      2,549,474.91        6.82       5.662          700       56.28
60.01 - 65.00                             4      3,074,036.13        8.23       5.456          769       62.85
65.01 - 70.00                            10      5,003,268.45       13.39       5.973          731       68.95
70.01 - 75.00                            12      7,520,861.85       20.12       5.796          721       73.36
75.01 - 80.00                            33     14,532,461.35       38.89       5.611          732       79.72
80.01 - 85.00                             1        333,700.00        0.89       6.625          690       84.20
95.01 - 100.00                            2        168,000.00        0.45       5.475          782      100.00
---------------------------------------------------------------------------------------------------------------
Total:                                   79     37,371,565.56      100.00       5.683          732       69.50
---------------------------------------------------------------------------------------------------------------
Minimum:      16.81%
Maximum:      100.00%
Weighted Average by Current Balance: 69.50%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
Coverage on Loans with Original    Mortgage     of Collateral     Balance      Coupon      Average     Subject
Loan-to-Value Ratios above 80%        Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
Y                                         1        333,700.00       66.51       6.625          690       84.20
Yes-Pledged Assets                        2        168,000.00       33.49       5.475           782     100.00
---------------------------------------------------------------------------------------------------------------
Total:                                    3        501,700.00      100.00       6.240          721       89.49
---------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Oct 6, 2005 12:23                                                   Page 3 of 8

MSM 2005-6AR                                                     MORGAN STANLEY
                                                                     79 records
Groups 2 - 6 and 4                                           Balance 37,371,566
===============================================================================


---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
Geographic                               of           Balance     Current     Average     Weighted    Original
Distribution                       Mortgage     of Collateral     Balance      Coupon      Average     Subject
by Balance                            Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
California                               27     15,135,620.49       40.50       5.654          731       66.87
Florida                                   6      3,015,965.64        8.07       6.015          747       72.56
Maryland                                  5      3,014,618.01        8.07       5.505          740       75.74
New York                                  7      2,501,942.78        6.69       6.233          707       71.45
Virginia                                  5      2,098,366.89        5.61       5.548          755       75.05
Washington                                2      1,737,500.00        4.65       5.603          735       67.26
Massachusetts                             3      1,480,198.28        3.96       5.692          760       75.80
New Jersey                                4      1,310,256.27        3.51       5.534          715       51.45
Texas                                     3      1,210,957.81        3.24       5.334          716       81.11
Connecticut                               1        941,000.00        2.52       5.375          715       72.66
Other                                    16      4,925,139.39       13.18       5.667          729       68.76
---------------------------------------------------------------------------------------------------------------
Total:                                   79     37,371,565.56      100.00       5.683          732       69.50
---------------------------------------------------------------------------------------------------------------
Number of States Represented: 21
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Purpose                               Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
Refinance - Cashout                      35     18,028,512.21       48.24       5.700          727       65.20
Purchase                                 36     15,576,945.79       41.68       5.630          742       75.08
Refinance - Rate Term                     8      3,766,107.56       10.08       5.823          719       67.01
---------------------------------------------------------------------------------------------------------------
Total:                                   79     37,371,565.56      100.00       5.683          732       69.50
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Property Type                         Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
Single Family Residence                  49     25,191,923.90       67.41       5.777          731       68.39
Planned Unit Development                 20      8,519,321.55       22.80       5.466          738       71.70
Condominium                               7      3,179,342.95        8.51       5.515          738       74.23
2-4 Family                                2        390,977.16        1.05       5.729          634       63.97
Co-op                                     1         90,000.00        0.24       5.625          802       27.69
---------------------------------------------------------------------------------------------------------------
Total:                                   79     37,371,565.56      100.00       5.683          732       69.50
---------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Oct 6, 2005 12:23                                                   Page 4 of 8

MSM 2005-6AR                                                     MORGAN STANLEY
                                                                     79 records
Groups 2 - 6 and 4                                           Balance 37,371,566
===============================================================================


---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Occupancy                             Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
Primary                                  64     32,280,419.71       86.38       5.652          733       69.10
Second Home                              11      4,558,558.85       12.20       5.955          720       71.88
Investment                                4        532,587.00        1.43       5.265          752       73.61
---------------------------------------------------------------------------------------------------------------
Total:                                   79     37,371,565.56      100.00       5.683          732       69.50
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
Remaining Term                     Mortgage     of Collateral     Balance      Coupon      Average     Subject
to Stated Maturity                    Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
346 - 348                                 5      1,306,737.54        3.50       6.034          720       66.99
349 - 351                                 1        241,613.18        0.65       5.250          743       80.00
352 - 354                                 5        959,240.00        2.57       5.328          726       72.18
355 - 357                                57     29,056,460.41       77.75       5.557          737       68.16
358 - 360                                11      5,807,514.43       15.54       6.314          712       75.89
---------------------------------------------------------------------------------------------------------------
Total:                                   79     37,371,565.56      100.00       5.683          732       69.50
---------------------------------------------------------------------------------------------------------------
Minimum:  346
Maximum:  359
Weighted Average:  357
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Product Type                          Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
7 Yr Arms                                20      8,746,539.07       23.40       5.619          736       67.00
7 Yr Arms - IO 10 Yrs                     7      3,749,537.00       10.03       6.457          717       75.08
7 Yr Arms - IO 7 Yrs                     52     24,875,489.49       66.56       5.589          733       69.54
---------------------------------------------------------------------------------------------------------------
Total:                                   79     37,371,565.56      100.00       5.683          732       69.50
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Index Type                            Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
Treasury - 1 Year                         1        200,923.46        0.54       5.750          672       68.34
Libor - 6 Month                          36     16,537,858.70       44.25       5.715          733       67.27
Libor - 1 Year                           42     20,632,783.40       55.21       5.657          732       71.30
---------------------------------------------------------------------------------------------------------------
Total:                                   79     37,371,565.56      100.00       5.683          732       69.50
---------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Oct 6, 2005 12:23                                                   Page 5 of 8

MSM 2005-6AR                                                     MORGAN STANLEY
                                                                     79 records
Groups 2 - 6 and 4                                           Balance 37,371,566
===============================================================================


---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Gross Margin (%)                      Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
1.501 - 2.000                            26     11,687,663.89       31.27       5.448          739       64.46
2.001 - 2.500                            46     23,028,441.21       61.62       5.750          731       71.18
2.501 - 3.000                             6      2,519,573.46        6.74       6.194          709       77.47
3.001 - 3.500                             1        135,887.00        0.36       5.125          716       69.34
---------------------------------------------------------------------------------------------------------------
Total:                                   79     37,371,565.56      100.00       5.683          732       69.50
---------------------------------------------------------------------------------------------------------------
Minimum:  2.000%
Maximum:  3.250%
Weighted Average: 2.209%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Initial Periodic Cap (%)              Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
4.501 - 5.000                            41     20,473,637.41       54.78       5.662          731       71.39
5.501 - 6.000                            38     16,897,928.15       45.22       5.709          733       67.21
---------------------------------------------------------------------------------------------------------------
Total:                                   79     37,371,565.56      100.00       5.683          732       69.50
---------------------------------------------------------------------------------------------------------------
Minimum:   5.000%
Maximum:   6.000%
Weighted Average: 5.452%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Periodic Cap (%)                      Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
0.501 - 1.000                             5      2,318,650.00        6.20       6.233          712       78.26
1.501 - 2.000                            74     35,052,915.56       93.80       5.647          733       68.92
---------------------------------------------------------------------------------------------------------------
Total:                                   79     37,371,565.56      100.00       5.683          732       69.50
---------------------------------------------------------------------------------------------------------------
Minimum:  1.000%
Maximum:  2.000%
Weighted Average: 1.938%
---------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Oct 6, 2005 12:23                                                   Page 6 of 8

MSM 2005-6AR                                                     MORGAN STANLEY
                                                                     79 records
Groups 2 - 6 and 4                                           Balance 37,371,566
===============================================================================


---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Lifetime Rate Cap (%)                 Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
5.000                                    41     20,473,637.41       54.78       5.662          731       71.39
6.000                                    38     16,897,928.15       45.22       5.709          733       67.21
---------------------------------------------------------------------------------------------------------------
Total:                                   79     37,371,565.56      100.00       5.683          732       69.50
---------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 6.000%
Weighted Average: 5.452%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Maximum Mortgage Rates (%)            Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
9.001 - 10.000                            2      1,141,790.87        3.06       5.000          752       74.24
10.001 - 11.000                          34     17,923,746.89       47.96       5.578          733       71.60
11.001 - 12.000                          37     14,589,419.99       39.04       5.636          734       65.05
12.001 - 13.000                           6      3,716,607.81        9.95       6.585          711       75.41
---------------------------------------------------------------------------------------------------------------
Total:                                   79     37,371,565.56      100.00       5.683          732       69.50
---------------------------------------------------------------------------------------------------------------
Minimum: 10.000%
Maximum: 13.000%
Weighted Average: 11.135%
---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Months to Next Rate Adjustment        Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
66 - 71                                   3        854,581.27        2.29       5.843          728       65.12
72 - 77                                   3        693,769.45        1.86       5.997          718       73.82
78 - 83                                  73     35,823,214.84       95.86       5.673          733       69.52
---------------------------------------------------------------------------------------------------------------
Total:                                   79     37,371,565.56      100.00       5.683          732       69.50
---------------------------------------------------------------------------------------------------------------
Minimum:  70
Maximum:  83
Weighted Average: 81
---------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Oct 6, 2005 12:23                                                   Page 7 of 8

MSM 2005-6AR                                                     MORGAN STANLEY
                                                                     79 records
Groups 2 - 6 and 4                                           Balance 37,371,566
===============================================================================


---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Interest Only                         Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
N                                        20      8,746,539.07       23.40       5.619          736       67.00
Y                                        59     28,625,026.49       76.60       5.703          731       70.26
---------------------------------------------------------------------------------------------------------------
Total:                                   79     37,371,565.56      100.00       5.683          732       69.50
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Prepayment Penalty Flag               Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
N                                        66     30,398,672.05       81.34       5.668          733       68.09
Y                                        13      6,972,893.51       18.66       5.749          729       75.64
---------------------------------------------------------------------------------------------------------------
Total:                                   79     37,371,565.56      100.00       5.683          732       69.50
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Prepayment Penalty Term               Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
0                                        66     30,398,672.05       81.34       5.668          733       68.09
12                                        3      1,430,600.00        3.83       5.749          759       78.07
36                                       10      5,542,293.51       14.83       5.750          722       75.01
---------------------------------------------------------------------------------------------------------------
Total:                                   79     37,371,565.56      100.00       5.683          732       69.50
---------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Oct 6, 2005 12:23                                                   Page 8 of 8

MSM 2005-6AR                                                     MORGAN STANLEY
                                                                  1,099 records
Groups 2 - 6 and 5                                         Balance: 236,066,835
===============================================================================


---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Mortgage Rates (%)                    Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
5.501 - 6.000                           401     89,597,839.90       37.95       5.864          719       75.87
6.001 - 6.500                           468     99,440,308.40       42.12       6.304          718       78.03
6.501 - 7.000                           152     31,223,941.69       13.23       6.772          703       79.45
7.001 - 7.500                            41      7,230,665.49        3.06       7.220          701       83.09
7.501 - 8.000                             2        332,605.00        0.14       7.872          685       91.71
8.001 - 8.500                             1        145,800.00        0.06       8.375          661       90.00
---------------------------------------------------------------------------------------------------------------
Total:                                1,099    236,066,835.03      100.00       6.201          716       77.41
---------------------------------------------------------------------------------------------------------------
Minimum: 5.375%
Maximum: 8.375%
Weighted Average: 6.201%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Net Coupon (%)                        Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
4.501 - 5.000                            15      3,905,428.92        1.65       5.375          715      74.07
5.001 - 5.500                           302     68,337,570.87       28.95       5.797          720      75.35
5.501 - 6.000                           485    105,922,340.82       44.87       6.195          718      77.50
6.001 - 6.500                           239     47,283,710.18       20.03       6.653          708      79.50
6.501 - 7.000                            57     10,471,984.24        4.44       7.136          703      81.62
7.001 - 7.500                             1        145,800.00        0.06       8.375          661      90.00
---------------------------------------------------------------------------------------------------------------
Total:                                1,099    236,066,835.03      100.00       6.201          716       77.41
---------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 7.310%
Weighted Average: 5.819%
---------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Oct.6, 2005 12:23                                                   Page 1 of 8

MSM 2005-6AR                                                     MORGAN STANLEY
                                                                  1,099 records
Groups 2 - 6 and 5                                         Balance: 236,066,835
===============================================================================


---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
Current Mortgage Loan              Mortgage     of Collateral     Balance      Coupon      Average     Subject
Principal Balance ($)                 Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                        47      3,980,448.50        1.69       6.367          726       75.82
100,000.01 - 200,000.00                 511     77,581,402.10       32.86       6.285          720       78.18
200,000.01 - 300,000.00                 343     85,841,266.13       36.36       6.137          715       76.83
300,000.01 - 400,000.00                 181     60,151,287.69       25.48       6.143          713       77.58
400,000.01 - 500,000.00                   8      3,644,830.61        1.54       6.446          713       76.65
500,000.01 - 600,000.00                   8      4,247,600.00        1.80       6.325          706       74.49
600,000.01 - 700,000.00                   1        620,000.00        0.26       6.750          709       80.00
---------------------------------------------------------------------------------------------------------------
Total:                                1,099    236,066,835.03      100.00       6.201          716       77.41
---------------------------------------------------------------------------------------------------------------
Minimum:  55,319.00
Maximum:  620,000.00
Average:  214,801.49
Total: 236,066,835.03
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
FICO                               Mortgage     of Collateral     Balance      Coupon      Average     Subject
Score                                 Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
601 - 625                                 9      2,165,106.95        0.92       6.159          621       74.23
626 - 650                                62     13,852,896.80        5.87       6.297          638       76.83
651 - 675                               141     30,112,545.08       12.76       6.322          664       77.15
676 - 700                               192     42,857,763.82       18.15       6.203          688       78.05
701 - 725                               235     52,775,543.78       22.36       6.181          713       78.72
726 - 750                               177     37,226,249.64       15.77       6.207          738       77.52
751 - 775                               155     30,256,501.09       12.82       6.171          762       77.45
776 - 800                               101     21,084,979.79        8.93       6.087          785       75.48
801 - 825                                27      5,735,248.08        2.43       6.052          806       70.85
---------------------------------------------------------------------------------------------------------------
Total:                                1,099    236,066,835.03      100.00       6.201          716       77.41
---------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 617
Maximum:  822
Non-Zero Weighted Average:  716
---------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Oct.6, 2005 12:23                                                   Page 2 of 8

MSM 2005-6AR                                                     MORGAN STANLEY
                                                                  1,099 records
Groups 2 - 6 and 5                                         Balance: 236,066,835
===============================================================================


---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Documentation Level                   Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
Limited                                 732    160,042,391.91       67.80       6.266          719       76.74
Full/Alt                                306     63,087,594.21       26.72       5.987          707       78.84
No Documentation                         46      9,728,835.00        4.12       6.551          710       79.05
Stated Documentation                      9      1,893,957.03        0.80       6.392          717       79.36
Lite                                      5      1,083,010.00        0.46       5.616          771       75.10
STREAM                                    1        231,046.88        0.10       5.875          617       80.00
---------------------------------------------------------------------------------------------------------------
Total:                                1,099    236,066,835.03      100.00       6.201          716       77.41
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
Original                           Mortgage     of Collateral     Balance      Coupon      Average     Subject
Loan-to-Value Ratio (%)               Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
<= 30.00                                  6      1,068,163.00        0.45       5.960          754       19.13
30.01 - 35.00                             2        400,000.00        0.17       5.688          805       31.38
35.01 - 40.00                             3        620,000.00        0.26       6.022          787       37.70
40.01 - 45.00                             8      1,788,000.00        0.76       5.873          693       42.67
45.01 - 50.00                            12      2,363,130.72        1.00       5.777          729       48.20
50.01 - 55.00                            18      4,050,357.00        1.72       6.094          737       53.31
55.01 - 60.00                            24      5,428,818.42        2.30       6.134          714       58.07
60.01 - 65.00                            21      5,597,471.61        2.37       6.017          718       62.88
65.01 - 70.00                            35      7,345,920.90        3.11       6.162          715       68.74
70.01 - 75.00                            68     17,757,017.36        7.52       6.197          711       74.00
75.01 - 80.00                           825    174,575,924.98       73.95       6.198          715       79.84
80.01 - 85.00                             3        272,000.00        0.12       6.568          728       84.22
85.01 - 90.00                            40      7,948,121.37        3.37       6.640          705       89.70
90.01 - 95.00                            33      6,614,409.67        2.80       6.430          722       95.00
95.01 - 100.00                            1        237,500.00        0.10       5.500          780      100.00
---------------------------------------------------------------------------------------------------------------
Total:                                1,099    236,066,835.03      100.00       6.201          716       77.41
---------------------------------------------------------------------------------------------------------------
Minimum:  14.52%
Maximum:  100.00%
Weighted Average by Current Balance: 77.41%
---------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
Coverage on Loans with Original    Mortgage     of Collateral     Balance      Coupon      Average     Subject
Loan-to-Value Ratios above 80%        Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
Y                                        76     14,834,531.04       98.42       6.545          713      91.96
Yes-Pledged Assets                        1        237,500.00        1.58       5.500          780     100.00
---------------------------------------------------------------------------------------------------------------
Total:                                   77     15,072,031.04      100.00       6.528          714       92.09
---------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Oct.6, 2005 12:23                                                   Page 3 of 8

MSM 2005-6AR                                                     MORGAN STANLEY
                                                                  1,099 records
Groups 2 - 6 and 5                                         Balance: 236,066,835
===============================================================================


---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
Geographic                               of           Balance     Current     Average     Weighted    Original
Distribution                       Mortgage     of Collateral     Balance      Coupon      Average     Subject
by Balance                            Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
California                              347     96,969,157.93       41.08       6.179          711       74.89
Florida                                 364     65,232,824.17       27.63       6.293          719       80.40
Arizona                                  87     16,799,713.53        7.12       6.278          713       79.02
Washington                               37      8,310,364.07        3.52       5.915          730       79.69
Nevada                                   29      6,326,029.59        2.68       6.107          710       79.00
Colorado                                 28      5,239,870.00        2.22       6.139          744       77.57
Georgia                                  32      4,617,996.62        1.96       5.916          724       74.81
Texas                                    27      4,103,150.00        1.74       6.411          705       80.03
Hawaii                                   13      3,896,640.48        1.65       6.176          760       76.19
Ohio                                     19      2,884,961.20        1.22       6.155          723       77.69
Other                                   116     21,686,127.44        9.19       6.145          710       77.31
---------------------------------------------------------------------------------------------------------------
Total:                                1,099    236,066,835.03      100.00       6.201          716       77.41
---------------------------------------------------------------------------------------------------------------
Number of States
Represented:  32
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Purpose                               Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
Purchase                                796    165,888,015.13       70.27       6.259          718       80.20
Refinance - Cashout                     233     56,203,372.70       23.81       6.058          712       70.40
Refinance - Rate Term                    70     13,975,447.20        5.92       6.082          709       72.54
---------------------------------------------------------------------------------------------------------------
Total:                                1,099    236,066,835.03      100.00       6.201          716       77.41
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Property Type                         Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
Single Family Residence                 440     96,672,011.02       40.95       6.153          714       75.94
Condominium                             378     71,076,867.65       30.11       6.275          722       79.88
Planned Unit Development                230     51,178,380.75       21.68       6.117          713       77.90
2-4 Family                               50     17,017,775.61        7.21       6.415          709       74.06
Co-op                                     1        121,800.00        0.05       6.250          662       70.00
---------------------------------------------------------------------------------------------------------------
Total:                                1,099    236,066,835.03      100.00       6.201          716       77.41
---------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Oct.6, 2005 12:23                                                   Page 4 of 8

MSM 2005-6AR                                                     MORGAN STANLEY
                                                                  1,099 records
Groups 2 - 6 and 5                                         Balance: 236,066,835
===============================================================================


---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Occupancy                             Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
Primary                                 738    167,204,941.97       70.83       6.138          711       77.30
Investment                              250     46,250,634.63       19.59       6.425          722       76.68
Second Home                             111     22,611,258.43        9.58       6.210          737       79.72
---------------------------------------------------------------------------------------------------------------
Total:                                1,099    236,066,835.03      100.00       6.201          716       77.41
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
Remaining Term                     Mortgage     of Collateral     Balance      Coupon      Average     Subject
to Stated Maturity                    Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
346 - 348                                 1         72,817.42        0.03       6.125          782       55.43
352 - 354                                 5      1,265,469.63        0.54       5.582          747       67.84
355 - 357                                78     16,690,372.60        7.07       6.011          716       79.65
358 - 360                             1,015    218,038,175.38       92.36       6.219          716       77.30
---------------------------------------------------------------------------------------------------------------
Total:                                1,099    236,066,835.03      100.00       6.201          716       77.41
---------------------------------------------------------------------------------------------------------------
Minimum:  346
Maximum:  360
Weighted Average:  359
---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Product Type                          Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
10 Yr Arms                               12      3,115,323.80        1.32       6.310          712      77.98
10 Yr Arms - IO 10 Yrs                1,087    232,951,511.23       98.68       6.199          716      77.40
---------------------------------------------------------------------------------------------------------------
Total:                                1,099    236,066,835.03      100.00       6.201          716      77.41
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Index Type                            Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
Treasury - 1 Year                         1        210,873.18        0.09       6.250          711       90.00
Libor - 6 Month                           8      1,890,898.38        0.80       5.614          752       74.38
Libor - 1 Year                        1,090    233,965,063.47       99.11       6.206          716       77.42
---------------------------------------------------------------------------------------------------------------
Total:                                1,099    236,066,835.03      100.00       6.201          716       77.41
---------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Oct.6, 2005 12:23                                                   Page 5 of 8

MSM 2005-6AR                                                     MORGAN STANLEY
                                                                  1,099 records
Groups 2 - 6 and 5                                         Balance: 236,066,835
===============================================================================


---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Gross Margin (%)                      Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
1.501 - 2.000                             8      1,890,898.38        0.80       5.614          752       74.38
2.001 - 2.500                         1,069    230,171,308.80       97.50       6.193          716       77.21
2.501 - 3.000                            10      1,936,628.00        0.82       6.655          716       89.04
3.001 - 3.500                            12      2,067,999.85        0.88       7.228          674       91.95
---------------------------------------------------------------------------------------------------------------
Total:                                1,099    236,066,835.03      100.00       6.201          716       77.41
---------------------------------------------------------------------------------------------------------------
Minimum:  2.000%
Maximum:  3.375%
Weighted Average:  2.261%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Initial Periodic Cap (%)              Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
4.501 - 5.000                         1,091    234,175,936.65       99.20       6.206          716       77.44
5.501 - 6.000                             8      1,890,898.38        0.80       5.614          752       74.38
---------------------------------------------------------------------------------------------------------------
Total:                                1,099    236,066,835.03      100.00       6.201          716       77.41
---------------------------------------------------------------------------------------------------------------
Minimum:  5.000%
Maximum:  6.000%
Weighted Average: 5.008%
---------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Periodic Cap (%)                      Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
1.501 - 2.000                         1,099    236,066,835.03      100.00       6.201          716       77.41
---------------------------------------------------------------------------------------------------------------
Total:                                1,099    236,066,835.03      100.00       6.201          716       77.41
---------------------------------------------------------------------------------------------------------------
Minimum:  2.000%
Maximum:  2.000%
Weighted Average: 2.000%
---------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Oct.6, 2005 12:23                                                   Page 6 of 8

MSM 2005-6AR                                                     MORGAN STANLEY
                                                                  1,099 records
Groups 2 - 6 and 5                                         Balance: 236,066,835
===============================================================================


---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Lifetime Rate Cap (%)                 Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
5.000                                 1,091    234,175,936.65       99.20       6.206          716       77.44
6.000                                     8      1,890,898.38        0.80       5.614          752       74.38
---------------------------------------------------------------------------------------------------------------
Total:                                1,099    236,066,835.03      100.00       6.201          716       77.41
---------------------------------------------------------------------------------------------------------------
Minimum:  5.000%
Maximum:  6.000%
Weighted Average: 5.008%
---------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Maximum Mortgage Rates (%)            Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
10.001 - 11.000                         427     95,802,616.07       40.58       5.833          719       75.66
11.001 - 12.000                         628    132,555,148.47       56.15       6.405          715       78.32
12.001 - 13.000                          43      7,563,270.49        3.20       7.249          700       83.47
13.001 - 14.000                           1        145,800.00        0.06       8.375          661       90.00
---------------------------------------------------------------------------------------------------------------
Total:                                1,099    236,066,835.03      100.00       6.201          716       77.41
---------------------------------------------------------------------------------------------------------------
Minimum:  10.375%
Maximum:  13.375%
Weighted Average: 11.209%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Months to Next Rate Adjustment        Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
102 - 107                                 1         72,817.42        0.03       6.125          782       55.43
108 - 113                                 2        499,882.13        0.21       5.538          737       51.85
114 - 119                             1,059    226,881,079.48       96.11       6.195          716       77.43
120 - 125                                37      8,613,056.00        3.65       6.386          719       78.57
---------------------------------------------------------------------------------------------------------------
Total:                                1,099    236,066,835.03      100.00       6.201          716       77.41
---------------------------------------------------------------------------------------------------------------
Minimum:  106
Maximum:  120
Weighted Average: 119
---------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Oct.6, 2005 12:23                                                   Page 7 of 8

MSM 2005-6AR                                                     MORGAN STANLEY
                                                                  1,099 records
Groups 2 - 6 and 5                                         Balance: 236,066,835
===============================================================================


---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Interest Only                         Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
N                                        12      3,115,323.80        1.32       6.310          712       77.98
Y                                     1,087    232,951,511.23       98.68       6.199          716       77.40
---------------------------------------------------------------------------------------------------------------
Total:                                1,099    236,066,835.03      100.00       6.201          716       77.41
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Prepayment Penalty Flag               Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
N                                        41      9,420,468.10        3.99       6.112          725       76.79
Y                                     1,058    226,646,366.93       96.01       6.205          716       77.44
---------------------------------------------------------------------------------------------------------------
Total:                                1,099    236,066,835.03      100.00       6.201          716       77.41
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Prepayment Penalty Term               Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
0                                        41      9,420,468.10        3.99       6.112          725       76.79
12                                      502    120,170,608.06       50.91       6.199          714       76.71
36                                      233     47,768,235.96       20.24       6.122          720       76.99
60                                      323     58,707,522.91       24.87       6.283          714       79.29
---------------------------------------------------------------------------------------------------------------
Total:                                1,099    236,066,835.03      100.00       6.201          716       77.41
---------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Oct.6, 2005 12:23                                                   Page 8 of 8

MSM 2005-6AR                                                     MORGAN STANLEY
                                                                     94 records
Groups 2 - 6 and 6                                          Balance: 57,720,354
===============================================================================


---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Mortgage Rates (%)                    Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
5.001 - 5.500                            18     10,736,796.23       18.60       5.417          736       71.54
5.501 - 6.000                            56     33,766,990.18       58.50       5.753          737       71.26
6.001 - 6.500                            15     10,978,918.31       19.02       6.265          706       70.32
6.501 - 7.000                             5      2,237,649.47        3.88       6.748          700       74.98
---------------------------------------------------------------------------------------------------------------
Total:                                   94     57,720,354.19      100.00       5.826          730       71.28
---------------------------------------------------------------------------------------------------------------
Minimum: 5.125%
Maximum: 6.875%
Weighted Average: 5.826%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Net Coupon (%)                        Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
4.501 - 5.000                             5      3,214,849.25        5.57       5.241          738       65.97
5.001 - 5.500                            55     33,712,746.16       58.41       5.654          737       71.94
5.501 - 6.000                            23     14,286,825.98       24.75       6.048          721       71.05
6.001 - 6.500                             9      6,098,783.33       10.57       6.496          705       71.08
6.501 - 7.000                             2        407,149.47        0.71       6.875          754       69.49
---------------------------------------------------------------------------------------------------------------
Total:                                   94     57,720,354.19      100.00       5.826          730       71.28
---------------------------------------------------------------------------------------------------------------
Minimum: 4.875%
Maximum: 6.625%
Weighted Average: 5.569%
---------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Oct. 6, 2005 12:23                                                  Page 1 of 8

MSM 2005-6AR                                                     MORGAN STANLEY
                                                                     94 records
Groups 2 - 6 and 6                                          Balance: 57,720,354
===============================================================================


---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
Current Mortgage Loan              Mortgage     of Collateral     Balance      Coupon      Average     Subject
Principal Balance ($)                 Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                         1          7,149.47        0.01       6.875          793       65.00
300,000.01 - 400,000.00                   9      3,485,388.77        6.04       5.854          709       74.36
400,000.01 - 500,000.00                  30     13,684,653.09       23.71       5.812          744       71.12
500,000.01 - 600,000.00                  16      8,753,749.41       15.17       5.740          732       70.76
600,000.01 - 700,000.00                  13      8,327,789.33       14.43       5.773          732       75.83
700,000.01 - 800,000.00                  10      7,385,049.07       12.79       5.889          713       69.42
800,000.01 - 900,000.00                   3      2,513,000.00        4.35       6.086          716       72.74
900,000.01 - 1,000,000.00                 7      6,767,257.52       11.72       5.713          741       68.14
1,000,000.01 - 1,500,000.00               4      5,049,225.00        8.75       6.038          716       66.87
1,500,000.01 >=                           1      1,747,092.53        3.03       5.750          717       77.93
---------------------------------------------------------------------------------------------------------------
Total:                                   94     57,720,354.19      100.00       5.826          730       71.28
---------------------------------------------------------------------------------------------------------------
Minimum: 7,149.47
Maximum: 1,747,092.53
Average: 614,046.32
Total: 57,720,354.19
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
FICO                               Mortgage     of Collateral     Balance      Coupon      Average     Subject
Score                                 Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
601 - 625                                 1        525,000.00        0.91       5.750          610       60.34
626 - 650                                 3      2,076,999.99        3.60       6.093          635       65.11
651 - 675                                10      7,773,698.31       13.47       5.961          667       69.04
676 - 700                                13      7,035,454.63       12.19       5.947          688       77.23
701 - 725                                17     11,154,662.92       19.33       5.682          715       74.35
726 - 750                                11      5,562,012.09        9.64       5.838          741       71.93
751 - 775                                20     12,529,136.77       21.71       5.725          765       66.57
776 - 800                                12      6,686,550.78       11.58       5.983          785       75.24
801 - 825                                 7      4,376,838.70        7.58       5.677          805       68.71
---------------------------------------------------------------------------------------------------------------
Total:                                   94     57,720,354.19      100.00       5.826          730       71.28
---------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 610
Maximum:  813
Non-Zero Weighted Average: 730
---------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Oct. 6, 2005 12:23                                                  Page 2 of 8

MSM 2005-6AR                                                     MORGAN STANLEY
                                                                     94 records
Groups 2 - 6 and 6                                          Balance: 57,720,354
===============================================================================


---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Documentation Level                   Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
Limited                                  52     29,433,245.60       50.99       5.801          733       71.00
Full/Alt                                 15     10,679,184.20       18.50       5.701          734       75.00
Stated Documentation                     14      8,535,229.87       14.79       6.233          717       72.44
Lite                                     11      7,299,844.52       12.65       5.603          721       68.79
No Ratio                                  1      1,162,850.00        2.01       6.000          757       65.00
No Documentation                          1        610,000.00        1.06       5.875          709       45.19
---------------------------------------------------------------------------------------------------------------
Total:                                   94     57,720,354.19      100.00       5.826          730       71.28
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
Original                           Mortgage     of Collateral     Balance      Coupon      Average     Subject
Loan-to-Value Ratio (%)               Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
35.01 - 40.00                             1        500,000.00        0.87       5.625          761       38.46
45.01 - 50.00                             5      3,687,983.79        6.39       5.698          697       47.47
50.01 - 55.00                             4      2,230,854.13        3.86       5.591          773       53.52
55.01 - 60.00                             5      2,803,048.00        4.86       5.840          738       58.26
60.01 - 65.00                            12      7,669,644.78       13.29       5.890          746       62.72
65.01 - 70.00                            11      7,373,425.81       12.77       5.862          729       68.63
70.01 - 75.00                            23     12,856,730.39       22.27       5.975          714       74.17
75.01 - 80.00                            27     17,207,816.79       29.81       5.772          733       79.08
90.01 - 95.00                             1        392,387.50        0.68       5.625          681       91.63
95.01 - 100.00                            5      2,998,463.00        5.19       5.628          737      100.00
---------------------------------------------------------------------------------------------------------------
Total:                                   94     57,720,354.19      100.00       5.826          730       71.28
---------------------------------------------------------------------------------------------------------------
Minimum:  38.46%
Maximum:  100.00%
Weighted Average by
Current Balance:  71.28%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
Coverage on Loans with Original    Mortgage     of Collateral     Balance      Coupon      Average     Subject
Loan-to-Value Ratios above 80%        Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
Yes-Pledged Assets                        6      3,390,850.50      100.00       5.628          731       99.03
---------------------------------------------------------------------------------------------------------------
Total:                                    6      3,390,850.50      100.00       5.628          731       99.03
---------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Oct. 6, 2005 12:23                                                  Page 3 of 8

MSM 2005-6AR                                                     MORGAN STANLEY
                                                                     94 records
Groups 2 - 6 and 6                                          Balance: 57,720,354
===============================================================================


---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
Geographic                               of           Balance     Current     Average     Weighted    Original
Distribution                       Mortgage     of Collateral     Balance      Coupon      Average     Subject
by Balance                            Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
California                               41      6,820,022.25       46.47       5.792          731       68.66
Virginia                                 11      5,027,408.10        8.71       5.768          734       63.96
New York                                  6      3,742,854.94        6.48       6.066          694       69.68
Nevada                                    4      3,327,000.00        5.76       5.899          727       70.84
Texas                                     3      2,999,092.53        5.20       5.674          722       87.14
Florida                                   5      2,909,071.33        5.04       5.846          758       78.71
New Jersey                                5      2,588,948.31        4.49       5.808          688       73.30
Illinois                                  1      1,196,375.00        2.07       6.375          788       63.16
Georgia                                   2      1,083,000.00        1.88       5.677          791       91.73
South Carolina                            2      1,046,896.81        1.81       5.881          782       68.16
Other                                    14      6,979,684.92       12.09       5.821          721       75.69
---------------------------------------------------------------------------------------------------------------
Total:                                   94     57,720,354.19      100.00       5.826          730       71.28
---------------------------------------------------------------------------------------------------------------
Number of States Represented: 19
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Purpose                               Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
Refinance - Cashout                      46     28,025,589.85       48.55       5.789          724       67.45
Purchase                                 43     26,486,448.48       45.89       5.864          736       75.47
Refinance - Rate Term                     5      3,208,315.86        5.56       5.838          729       70.06
---------------------------------------------------------------------------------------------------------------
Total:                                   94     57,720,354.19      100.00       5.826          730       71.28
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Property Type                         Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
Single Family Residence                  59     34,767,940.68        60.24      5.822          723       68.71
Planned Unit Development                 21     14,297,092.95        24.77      5.800          741       75.91
Condominium                              10      5,610,522.25         9.72      5.850          742       78.18
2-4 Family                                4      3,044,798.31         5.28      5.956          728       66.12
---------------------------------------------------------------------------------------------------------------
Total:                                   94     57,720,354.19      100.00       5.826          730       71.28
---------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Oct. 6, 2005 12:23                                                  Page 4 of 8

MSM 2005-6AR                                                     MORGAN STANLEY
                                                                     94 records
Groups 2 - 6 and 6                                          Balance: 57,720,354
===============================================================================


---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Occupancy                             Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
Primary                                  84     52,074,994.38       90.22       5.846          726       70.92
Second Home                               8      4,183,896.81        7.25       5.709          762       75.16
Investment                                2      1,461,463.00        2.53       5.454          749       73.05
---------------------------------------------------------------------------------------------------------------
Total:                                   94     57,720,354.19      100.00       5.826          730       71.28
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
Remaining Term                     Mortgage     of Collateral     Balance      Coupon      Average     Subject
to Stated Maturity                    Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
355 - 357                                81     48,457,354.31       83.95       5.789          732       72.09
358 - 360                                13      9,262,999.88       16.05       6.019          718       67.04
---------------------------------------------------------------------------------------------------------------
Total:                                   94     57,720,354.19      100.00       5.826          730       71.28
---------------------------------------------------------------------------------------------------------------
Minimum:  356
Maximum:  359
Weighted Average: 357
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Product Type                          Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
10 Yr Arms                               16      8,377,207.09       14.51       5.660          737       70.69
10 Yr Arms - IO 10 Yrs                   78     49,343,147.10       85.49       5.854          728       71.38
---------------------------------------------------------------------------------------------------------------
Total:                                   94     57,720,354.19      100.00       5.826          730       71.28
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Index Type                            Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
Libor - 6 Month                          32     22,287,487.05       38.61       5.707          733       71.49
Libor - 1 Year                           62     35,432,867.14       61.39       5.901          728       71.14
---------------------------------------------------------------------------------------------------------------
Total:                                   94     57,720,354.19      100.00       5.826          730       71.28
---------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Oct. 6, 2005 12:23                                                  Page 5 of 8

MSM 2005-6AR                                                     MORGAN STANLEY
                                                                     94 records
Groups 2 - 6 and 6                                          Balance: 57,720,354
===============================================================================


---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Gross Margin (%)                      Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
1.501 - 2.000                            28     18,986,637.05       32.89       5.683          731       73.22
2.001 - 2.500                            66     38,733,717.14       67.11       5.896          729       70.33
---------------------------------------------------------------------------------------------------------------
Total:                                   94     57,720,354.19      100.00       5.826          730       71.28
---------------------------------------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 2.500%
Weighted Average: 2.171%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Initial Periodic Cap (%)              Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
4.501 - 5.000                            63     36,595,717.14       63.40       5.904          729       70.95
5.501 - 6.000                            31     21,124,637.05       36.60       5.691          731       71.85
---------------------------------------------------------------------------------------------------------------
Total:                                   94     57,720,354.19      100.00       5.826          730       71.28
---------------------------------------------------------------------------------------------------------------
Minimum:  5.000%
Maximum:  6.000%
Weighted Average: 5.366%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Periodic Cap (%)                      Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
0.501 - 1.000                             1      1,162,850.00        2.01       6.000          757       65.00
1.501 - 2.000                            93     56,557,504.19       97.99       5.823          729       71.41
---------------------------------------------------------------------------------------------------------------
Total:                                   94     57,720,354.19      100.00       5.826          730       71.28
---------------------------------------------------------------------------------------------------------------
Minimum:  1.000%
Maximum:  2.000%
Weighted Average: 1.980%
---------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Oct. 6, 2005 12:23                                                  Page 6 of 8

MSM 2005-6AR                                                     MORGAN STANLEY
                                                                     94 records
Groups 2 - 6 and 6                                          Balance: 57,720,354
===============================================================================


---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Lifetime Rate Cap (%)                 Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
5.000                                    63     36,595,717.14       63.40       5.904          729       70.95
6.000                                    31     21,124,637.05       36.60       5.691          731       71.85
---------------------------------------------------------------------------------------------------------------
Total:                                   94     57,720,354.19      100.00       5.826          730       71.28
---------------------------------------------------------------------------------------------------------------
Minimum:  5.000%
Maximum:  6.000%
Weighted Average: 5.366%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Maximum Mortgage Rates (%)            Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
10.001 - 11.000                          45     25,103,524.36       43.49       5.703          743       70.57
11.001 - 12.000                          47     30,892,454.83       53.52       5.895          716       72.10
12.001 - 13.000                           2      1,724,375.00        2.99       6.375          765       66.75
---------------------------------------------------------------------------------------------------------------
Total:                                   94     57,720,354.19      100.00       5.826          730       71.28
---------------------------------------------------------------------------------------------------------------
Minimum: 10.125%
Maximum: 12.375%
Weighted Average: 11.192%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Months to Next Rate Adjustment        Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
114 - 119                                94     57,720,354.19      100.00       5.826          730       71.28
---------------------------------------------------------------------------------------------------------------
Total:                                   94     57,720,354.19      100.00       5.826          730       71.28
---------------------------------------------------------------------------------------------------------------
Minimum: 116
Maximum: 119
Weighted Average: 117
---------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
===============================================================================
Oct. 6, 2005 12:23                                                  Page 7 of 8

MSM 2005-6AR                                                     MORGAN STANLEY
                                                                     94 records
Groups 2 - 6 and 6                                          Balance: 57,720,354
===============================================================================


---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Interest Only                         Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
N                                        16      8,377,207.09       14.51       5.660          737       70.69
Y                                        78     49,343,147.10       85.49       5.854          728       71.38
---------------------------------------------------------------------------------------------------------------
Total:                                   94     57,720,354.19      100.00       5.826          730       71.28
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Prepayment Penalty Flag               Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
N                                        83     51,633,716.16       89.45       5.857          729       71.97
Y                                        11      6,086,638.03       10.55       5.564          733       65.43
---------------------------------------------------------------------------------------------------------------
Total:                                   94     57,720,354.19      100.00       5.826          730       71.28
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                        Total        % of                             Weighted
                                     Number           Current       Total    Weighted                  Average
                                         of           Balance     Current     Average     Weighted    Original
                                   Mortgage     of Collateral     Balance      Coupon      Average     Subject
Prepayment Penalty Term               Loans               ($)         (%)         (%)         FICO     LTV (%)
---------------------------------------------------------------------------------------------------------------
0                                        83     51,633,716.16       89.45       5.857          729      71.97
4                                         2      1,138,000.00        1.97       6.107          710      58.97
36                                        9      4,948,638.03        8.57       5.439          739      66.91
---------------------------------------------------------------------------------------------------------------
Total:                                   94     57,720,354.19      100.00       5.826          730      71.28
---------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement
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Oct. 6, 2005 12:23                                                  Page 8 of 8